UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2012

Date of reporting period: January 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Small Cap Growth Portfolio

January 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 13, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Fund”) for the semi-annual reporting period ended January 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Fund invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies broadly diversified by sector.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in exchange-traded funds, reverse repurchase agreements and up to 20% of its total assets in rights or warrants. The Fund may use derivatives, such as options on securities and index options, to manage risk and to seek to generate additional returns.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index for the six- and 12-month periods ended January 31, 2012.

The Fund outperformed its benchmark for both the six- and 12-month periods, before sales charges. The outperformance was driven by the Small Cap Growth Investment Team’s (the “Team’s”) preference for companies with superior earnings growth, favorable earnings revisions and positive earnings surprise that were rewarded during the last 12 months. Stock selection was strong, and contributed positively in almost every sector.

For the six-month period, stock selection was positive in every sector except for financials and healthcare, which detracted. For the 12-month period, stock selection contributed positively to performance in every

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

sector except for financials, where the Fund was underweight compared to its benchmark. Sector allocations did not have a meaningful impact on relative returns in either period.

The Fund did not utilize leverage or derivatives during the six- or 12-month periods ended January 31, 2012.

Market Review and Investment Strategy

Macro-driven volatility drove equity returns during the 12-month period. The first-half gains in 2011 were followed by a plunge in equity prices in the third quarter, as the U.S. budget ceiling debate loomed large, and fears grew that the worsening European sovereign debt crisis would spread beyond the euro region. Buoyed by better-than-expected U.S. economic data and tentative hopes that the euro-area crisis could be contained, small cap growth stocks rebounded strongly in the last several months of the 12-month period.

The Team continues to build the Fund from the bottom up with company-focused fundamental research. As such, sector allocations which result from stock selection decisions remain muted compared to the benchmark. As of January 31, 2012, the largest overweight was in the consumer/commercial services sector, while the largest underweight was in the financial sector. Consistent with the Team’s disciplined investment approach, the Fund continues to emphasize the growth attributes the Team seeks to deliver strong returns; in the Team’s view, these attributes are attractively priced. The Fund offers more prospective superior earnings revisions and positive earnings surprise compared to its benchmark. Importantly, given the market backdrop of the past several years—one defined by high stock return correlations and limited fundamental differentiation—these growth attributes continue to trade at historically attractive relative valuations.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	4.17%	10.97%

Class B**	3.75%	10.05%

Class C	3.78%	10.12%

Advisor Class†	4.34%	11.24%

Class R†	4.09%	10.65%

Class K†	4.23%	10.99%

Class I†	4.41%	11.38%

Russell 2000 Growth Index	0.02%	4.94%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended January 31, 2012 by 0.02%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	10.97%	6.25%
5 Years	6.17%	5.25%
10 Years	6.62%	6.16%

Class B Shares
1 Year	10.05%	6.05%
5 Years	5.28%	5.28%
10 Years(a)	5.92%	5.92%

Class C Shares
1 Year	10.12%	9.12%
5 Years	5.36%	5.36%
10 Years	5.81%	5.81%

Advisor Class Shares†
1 Year	11.24%	11.24%
5 Years	6.46%	6.46%
10 Years	6.92%	6.92%

Class R Shares†
1 Year	10.65%	10.65%
5 Year	6.06%	6.06%
Since Inception*	7.22%	7.22%

Class K Shares†
1 Year	10.99%	10.99%
5 Year	6.36%	6.36%
Since Inception*	7.51%	7.51%

Class I Shares†
1 Year	11.38%	11.38%
5 Year	6.74%	6.74%
Since Inception*	7.90%	7.90%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.29%, 2.19%, 1.10%, 1.63%, 1.32% and 1.00% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-0.29%
5 Years	3.94%
10 Years	4.91%

Class B Shares
1 Year	-0.71%
5 Years	3.95%
10 Years(a)	4.68%

Class C Shares
1 Year	2.35%
5 Years	4.04%
10 Years	4.56%

Advisor Class Shares†
1 Year	4.38%
5 Years	5.12%
10 Years	5.65%

Class R Shares†
1 Year	3.86%
5 Year	4.74%
Since Inception*	6.01%

Class K Shares†
1 Year	4.19%
5 Year	5.03%
Since Inception*	6.30%

Class I Shares†
1 Year	4.53%
5 Year	5.41%
Since Inception*	6.69%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.70	$7.24	1.41%
Hypothetical**	$1,000	$1,018.05	$7.15	1.41%
Class B
Actual	$1,000	$1,037.50	$11.57	2.26%
Hypothetical**	$1,000	$1,013.77	$11.44	2.26%
Class C
Actual	$1,000	$1,037.80	$11.17	2.18%
Hypothetical**	$1,000	$1,014.18	$11.04	2.18%
Advisor Class
Actual	$1,000	$1,043.40	$5.91	1.15%
Hypothetical**	$1,000	$1,019.36	$5.84	1.15%
Class R
Actual	$1,000	$1,040.90	$8.31	1.62%
Hypothetical**	$1,000	$1,016.99	$8.21	1.62%
Class K
Actual	$1,000	$1,042.30	$6.73	1.31%
Hypothetical**	$1,000	$1,018.55	$6.65	1.31%
Class I
Actual	$1,000	$1,044.10	$4.93	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $618.5

TEN LARGEST HOLDINGS**

January 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Select Comfort Corp.	$11,335,408	1.8%
Solutia, Inc.	10,629,300	1.7
United Rentals, Inc.	10,581,467	1.7
Life Time Fitness, Inc.	10,400,088	1.7
HMS Holdings Corp.	10,081,485	1.6
Centene Corp.	9,757,776	1.6
Hibbett Sports, Inc.	9,698,635	1.6
Kirby Corp.	9,692,801	1.6
DealerTrack Holdings, Inc.	9,645,413	1.6
TrueBlue, Inc.	9,553,875	1.5
	$101,376,248	16.4%

*	All data are as of January 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Industrials – 24.2%
Aerospace & Defense – 1.9%
Hexcel Corp.(a)	340,990	$8,548,619
Keyw Holding Corp. (The)(a)(b)	440,057	3,344,433

		11,893,052

Building Products – 1.0%
Simpson Manufacturing Co., Inc.	187,915	6,084,688

Commercial Services & Supplies – 1.0%
Interface, Inc.	448,070	5,954,850

Construction & Engineering – 1.1%
Dycom Industries, Inc.(a)	332,950	7,115,142

Electrical Equipment – 1.8%
AMETEK, Inc.	141,210	6,636,870
Thermon Group Holdings, Inc.(a)	271,545	4,757,468

		11,394,338

Machinery – 8.9%
Actuant Corp. – Class A	257,690	6,532,442
Chart Industries, Inc.(a)	23,900	1,332,664
Gardner Denver, Inc.	42,360	3,160,056
IDEX Corp.	196,110	7,946,377
Lincoln Electric Holdings, Inc.	187,032	8,033,024
Middleby Corp.(a)	83,910	8,067,947
RBC Bearings, Inc.(a)	151,340	6,852,675
Robbins & Myers, Inc.	123,488	5,996,577
Valmont Industries, Inc.	67,912	7,124,648

		55,046,410

Marine – 1.6%
Kirby Corp.(a)	145,167	9,692,801

Professional Services – 4.0%
CoStar Group, Inc.(a)	158,171	8,963,550
RPX Corp.(a)	360,123	6,100,484
TrueBlue, Inc.(a)	578,672	9,553,875

		24,617,909

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	116,322	7,223,596

Trading Companies & Distributors – 1.7%
United Rentals, Inc.(a)(b)	276,712	10,581,467

		149,604,253

Information Technology – 21.7%
Communications Equipment – 1.8%
ADTRAN, Inc.	159,014	5,506,655
Netgear, Inc.(a)	148,160	5,899,731

		11,406,386

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 1.6%
DealerTrack Holdings, Inc.(a)	352,924	$9,645,413

IT Services – 2.1%
ServiceSource International, Inc.(a)(b)	528,161	8,936,484
VeriFone Systems, Inc.(a)	94,152	4,020,290

		12,956,774

Semiconductors & Semiconductor Equipment – 7.3%
Entegris, Inc.(a)	589,203	5,644,565
Fairchild Semiconductor International, Inc.(a)	442,492	6,186,038
Hittite Microwave Corp.(a)	91,410	5,029,378
International Rectifier Corp.(a)	193,950	4,422,060
Magnachip Semiconductor Corp.(a)	329,887	3,206,502
Mellanox Technologies Ltd.(a)(b)	231,630	8,493,872
Semtech Corp.(a)	190,080	5,417,280
Teradyne, Inc.(a)	424,560	6,941,556

		45,341,251

Software – 8.9%
Aspen Technology, Inc.(a)	500,013	9,005,234
Cadence Design Systems, Inc.(a)	853,220	9,010,003
Fortinet, Inc.(a)	192,284	4,385,998
Informatica Corp.(a)	27,860	1,178,478
Jive Software, Inc.(a)(b)	157,290	2,335,757
MICROS Systems, Inc.(a)	140,000	6,959,400
QLIK Technologies, Inc.(a)(b)	193,576	5,458,843
SolarWinds, Inc.(a)	225,310	7,122,049
Taleo Corp.(a)	152,458	5,490,013
TIBCO Software, Inc.(a)	149,790	3,905,025

		54,850,800

		134,200,624

Health Care – 19.5%
Biotechnology – 5.5%
Achillion Pharmaceuticals, Inc.(a)(b)	362,230	4,017,131
Amarin Corp. PLC (ADR)(a)	483,540	3,945,686
Ariad Pharmaceuticals, Inc.(a)	395,218	5,829,466
Arqule, Inc.(a)	389,633	3,078,101
AVEO Pharmaceuticals, Inc.(a)	200,330	2,640,349
Cepheid, Inc.(a)	176,015	7,755,221
Ironwood Pharmaceuticals, Inc.(a)(b)	234,199	3,512,985
Pharmacyclics, Inc.(a)(b)	183,780	3,377,876

		34,156,815

Health Care Equipment & Supplies – 3.8%
NxStage Medical, Inc.(a)	324,284	5,817,655
Sirona Dental Systems, Inc.(a)	98,190	4,747,487
Volcano Corp.(a)	204,750	5,743,237
Zoll Medical Corp.(a)	105,210	7,215,302

		23,523,681

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 7.4%
AMERIGROUP Corp.(a)	127,620	$8,679,436
Catalyst Health Solutions, Inc.(a)	146,160	8,003,722
Centene Corp.(a)	215,880	9,757,776
HMS Holdings Corp.(a)	305,407	10,081,485
Mednax, Inc.(a)	127,320	9,067,731

		45,590,150

Health Care Technology – 1.0%
SXC Health Solutions Corp.(a)	101,721	6,414,526

Pharmaceuticals – 1.8%
Akorn, Inc.(a)	512,840	5,877,146
MAP Pharmaceuticals, Inc.(a)	212,780	3,010,837
Optimer Pharmaceuticals, Inc.(a)(b)	152,038	1,971,933

		10,859,916

		120,545,088

Consumer Discretionary – 18.4%
Distributors – 1.0%
LKQ Corp.(a)	186,576	6,082,378

Hotels, Restaurants & Leisure – 4.8%
BJ’s Restaurants, Inc.(a)	136,150	6,811,585
Life Time Fitness, Inc.(a)	211,642	10,400,088
Orient-Express Hotels Ltd. – Class A(a)	670,140	5,669,384
Panera Bread Co. – Class A(a)	45,965	6,814,311

		29,695,368

Household Durables – 1.6%
Skullcandy, Inc.(a)(b)	289,687	3,896,290
Tempur-Pedic International, Inc.(a)	93,685	6,249,726

		10,146,016

Internet & Catalog Retail – 0.5%
HomeAway, Inc.(a)(b)	117,990	3,190,450

Media – 1.8%
National CineMedia, Inc.	428,610	5,837,668
Pandora Media, Inc.(a)	380,775	5,022,422

		10,860,090

Specialty Retail – 8.7%
Dick’s Sporting Goods, Inc.	205,190	8,455,880
Francesca’s Holdings Corp.(a)(b)	303,118	6,720,126
Hibbett Sports, Inc.(a)	202,350	9,698,635
Select Comfort Corp.(a)	451,970	11,335,408
Tractor Supply Co.	74,315	6,002,423
Ulta Salon Cosmetics & Fragrance, Inc.(a)	75,770	5,775,189
Zumiez, Inc.(a)(b)	213,030	6,084,137

		54,071,798

		114,046,100

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 7.7%
Energy Equipment & Services – 4.4%
Complete Production Services, Inc.(a)	225,311	$7,592,981
Dril-Quip, Inc.(a)	86,820	5,727,515
Oceaneering International, Inc.	153,210	7,444,474
Oil States International, Inc.(a)	76,428	6,090,547

		26,855,517

Oil, Gas & Consumable Fuels – 3.3%
Cabot Oil & Gas Corp.	92,410	2,947,879
Oasis Petroleum, Inc.(a)(b)	193,440	6,526,666
Resolute Energy Corp.(a)(b)	430,950	4,848,187
SM Energy Co.	84,586	6,139,252

		20,461,984

		47,317,501

Financials – 4.2%
Capital Markets – 2.2%
Affiliated Managers Group, Inc.(a)	72,480	7,284,965
Stifel Financial Corp.(a)	186,203	6,714,480

		13,999,445

Commercial Banks – 2.0%
Iberiabank Corp.	114,225	5,971,683
Signature Bank/New York NY(a)	107,599	6,256,882

		12,228,565

		26,228,010

Materials – 2.4%
Chemicals – 2.4%
PolyOne Corp.	291,010	4,196,364
Solutia, Inc.(a)	386,520	10,629,300

		14,825,664

Consumer Staples – 0.9%
Food & Staples Retailing – 0.9%
Chefs’ Warehouse, Inc. (The)(a)(b)	265,180	5,603,254

Total Common Stocks (cost $527,142,106)		612,370,494

SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(c) (cost $20,041,764)	20,041,764	20,041,764

Total Investments Before Security Lending Collateral for Securities Loaned – 102.3% (cost $547,183,870)		632,412,258

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 8.7%
Investment Companies – 8.7%
AllianceBernstein Exchange Reserves – Class I, 0.19%(c) (cost $54,114,596)	54,114,596	$54,114,596

Total Investments – 111.0% (cost $601,298,466)		686,526,854
Other assets less liabilities – (11.0)%		(68,063,946)

Net Assets – 100.0%		$618,462,908

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $527,142,106)	$612,370,494 (a)
Affiliated issuers (cost $74,156,360 – including investment of cash collateral for securities loaned of $54,114,596)	74,156,360
Cash	416,674
Receivable for investment securities sold	10,289,871
Receivable for capital stock sold	2,968,837
Interest and dividends receivable	137,374

Total assets	700,339,610

Liabilities
Payable for collateral received on securities loaned	54,114,596
Payable for investment securities purchased	20,880,293
Payable for capital stock redeemed	6,083,696
Advisory fee payable	364,351
Distribution fee payable	85,448
Transfer Agent fee payable	84,021
Administrative fee payable	24,184
Accrued expenses	240,113

Total liabilities	81,876,702

Net Assets	$618,462,908

Composition of Net Assets
Capital stock, at par	$33,454
Additional paid-in capital	542,990,864
Distributions in excess of net investment income	(6,620,643)
Accumulated net realized loss on investment transactions	(3,169,155)
Net unrealized appreciation on investments	85,228,388

$618,462,908

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$246,377,080	6,709,393	$36.72	*

B	$7,519,907	255,638	$29.42

C	$21,933,021	741,842	$29.57

Advisor	$89,549,653	2,337,585	$38.31

R	$16,334,733	446,585	$36.58

K	$23,580,745	633,340	$37.23

I	$213,167,769	5,602,691	$38.05

(a)	Includes securities on loan with a value of $52,504,708 (see Note E).

*	The maximum offering price per share for Class A shares was $38.35 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$723,307
Affiliated issuers	21,620
Securities lending income	605,571	$1,350,498

Expenses
Advisory fee (see Note B)	1,877,363
Distribution fee—Class A	271,304
Distribution fee—Class B	37,762
Distribution fee—Class C	92,492
Distribution fee—Class R	33,260
Distribution fee—Class K	13,902
Transfer agency—Class A	287,484
Transfer agency—Class B	15,086
Transfer agency—Class C	29,629
Transfer agency—Advisor Class	94,497
Transfer agency—Class R	17,295
Transfer agency—Class K	11,122
Transfer agency—Class I	95,518
Custodian	91,264
Registration fees	65,504
Administrative	32,752
Printing	23,368
Legal	21,528
Audit	20,608
Directors’ fees	5,336
Miscellaneous	9,936

Total expenses		3,147,010

Net investment loss		(1,796,512)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		11,738,113
Net change in unrealized appreciation/depreciation of investments		15,690,644

Net gain on investment transactions		27,428,757

Net Increase in Net Assets from Operations		$25,632,245

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,796,512)	$(5,047,910)
Net realized gain on investment transactions	11,738,113	166,257,458
Net change in unrealized appreciation/depreciation of investments	15,690,644	(810,549)

Net increase in net assets from operations	25,632,245	160,398,999
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,335,438)	– 0	–
Class C	(34,760)	– 0	–
Advisor Class	(644,272)	– 0	–
Class R	(71,508)	– 0	–
Class K	(58,481)	– 0	–
Class I	(1,787,050)	– 0	–
Net realized gain on investment transactions
Class A	(1,579,322)	– 0	–
Class B	(69,798)	– 0	–
Class C	(180,056)	– 0	–
Advisor Class	(505,656)	– 0	–
Class R	(108,945)	– 0	–
Class K	(69,800)	– 0	–
Class I	(1,373,430)	– 0	–
Capital Stock Transactions
Net increase (decrease)	65,392,772	(20,983,227)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	1,803

Total increase	83,206,501	139,417,575
Net Assets
Beginning of period	535,256,407	395,838,832

End of period (including distributions in excess of net investment income of ($6,620,643) and accumulated net investment loss of ($892,622), respectively)	$618,462,908	$535,256,407

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation is registered under the Investment Company Act of 1940 as an open-end management company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Notes to Financial Statements

subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$612,370,494		$	– 0	–	$	– 0	–	$612,370,494
Short-Term Investments	20,041,764			– 0	–		– 0	–	20,041,764
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	54,114,596			– 0	–		– 0	–	54,114,596

Total Investments in Securities	686,526,854			– 0	–		– 0	–	686,526,854
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$686,526,854		$	– 0	–	$	– 0	–	$686,526,854

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

During the period, under the terms of the Advisory Agreement, the Fund paid the Adviser a quarterly advisory fee equal to  1/4 of .75% of the first $2.5 billion,  1/4 of .65% of the excess over $2.5 billion up to $5 billion and  1/4 of .60% of the excess over $5 billion as a percentage of the Fund’s net assets at the end of the preceding quarter. The fee was accrued daily and paid quarterly. On December 16, 2010, shareholders of the Fund approved an amendment to the Fund’s Advisory Agreement to provide that the advisory fee rate will be calculated as a percentage of average daily net assets. Accordingly, effective February 1, 2011, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2012, such fee amounted to $32,752.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $206,624 for the six months ended January 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,794 from the sale of Class A shares and received $1,653, $876 and $2,466 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
$ 21,094	$119,945	$120,997	$20,042	$6

Brokerage commissions paid on investment transactions for the six months ended January 31, 2012 amounted to $572,058, of which $10,880 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .27% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,341,373, $2,401,326, $166,109 and $73,385 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$281,751,304		$215,918,039
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$100,580,179
Gross unrealized depreciation	(15,351,791)

Net unrealized appreciation	$85,228,388

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2012.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2012, the Fund had securities on loan with a value of $52,504,708 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $54,114,596. The cash collateral will be adjusted on the next

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $605,571 and $15,582 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
$ 0	$116,441	$62,326	$54,115	$16

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011		Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011

Class A
Shares sold	1,495,613	1,841,199		$51,021,237	$64,213,469

Shares issued in reinvestment of dividends and distributions	82,644	– 0	–	2,672,700	– 0	–

Shares converted from Class B	35,211	83,098		1,180,923	2,770,832

Shares redeemed	(1,260,293)	(1,599,136)		(41,171,478)	(52,722,656)

Net increase	353,175	325,161		$13,703,382	$14,261,645

Class B
Shares sold	10,548	33,805		$279,933	$902,265

Shares issued in reinvestment distributions	2,607	– 0	–	67,640	– 0	–

Shares converted to Class A	(44,011)	(103,389)		(1,180,923)	(2,770,832)

Shares redeemed	(27,683)	(83,557)		(717,164)	(2,213,880)

Net decrease	(58,539)	(153,141)		$(1,550,514)	$(4,082,447)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

	Shares			Amount
	Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011		Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011

Class C
Shares sold	110,089	169,873		$3,010,781	$4,839,509

Shares issued in reinvestment of dividends and distributions	7,525	– 0	–	196,098	– 0	–

Shares redeemed	(73,266)	(136,396)		(1,910,284)	(3,613,660)

Net increase	44,348	33,477		$1,296,595	$1,225,849

Advisor Class
Shares sold	1,241,335	1,221,109		$42,791,048	$45,609,160

Shares issued in reinvestment of dividends and distributions	22,900	– 0	–	772,406	– 0	–

Shares redeemed	(504,635)	(326,797)		(16,743,591)	(11,920,281)

Net increase	759,600	894,312		$26,819,863	$33,688,879

Class R
Shares sold	122,557	261,207		$4,058,305	$9,031,478

Shares issued in reinvestment of dividends and distributions	5,600	– 0	–	180,451	– 0	–

Shares redeemed	(60,774)	(152,565)		(1,998,864)	(5,067,179)

Net increase	67,383	108,642		$2,239,892	$3,964,299

Class K
Shares sold	447,462	164,309		$15,429,767	$5,793,861

Shares issued in reinvestment of dividends and distributions	3,912	– 0	–	128,280	– 0	–

Shares redeemed	(114,020)	(135,590)		(3,737,521)	(4,577,604)

Net increase	337,354	28,719		$11,820,526	$1,216,257

Class I
Shares sold	1,453,748	2,858,873		$49,756,114	$98,613,831

Shares issued in reinvestment of dividends and distributions	94,337	– 0	–	3,160,281	– 0	–

Shares redeemed	(1,220,184)	(4,761,311)		(41,853,367)	(169,871,540)

Net increase (decrease)	327,901	(1,902,438)		$11,063,028	$(71,257,709)

For the year ended July 31, 2011, the Fund received $1,803 related to a third-party’s settlement of regulatory proceedings involving allegations of improper

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2012.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,193,153	)(a)
Unrealized appreciation/(depreciation)	64,818,015	(b)

Total accumulated earnings/(deficit)	$57,624,862

(a)

On July 31, 2011, the Fund had a net capital loss carryforward of $7,193,153 which expires in the year 2017. During the fiscal year ended July 31, 2011, the Fund utilized $158,908,842 of its capital loss carryforwards to offset current year net realized capital gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 35.77		$ 25.36		$ 21.08		$ 26.69		$ 29.55		$ 24.06

Income From Investment Operations
Net investment loss(a)	(.14)		(.37)		(.31)		(.24)		(.31)		(.32)
Net realized and unrealized gain (loss) on investment transactions	1.57		10.78		4.59		(5.37)		(2.55)		5.81
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.43		10.41		4.28		(5.61)		(2.86)		5.49

Less: Dividends and Distributions
Dividends from net investment income	(.23)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 36.72		$ 35.77		$ 25.36		$ 21.08		$ 26.69		$ 29.55

Total Return
Total investment return based on net asset value(c)	4.17%		41.05	%*	20.30	%*	(21.02	)%*	(9.68	)%*	22.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$246,377		$227,339		$152,958		$146,038		$205,802		$241,424
Ratio to average net assets of:
Expenses	1.41	%(d)	1.43%		1.60	%(e)	1.62%		1.58	%(f)	1.56	%(f)
Net investment loss	(.87	)%(d)	(1.13)%		(1.30	)%(e)	(1.28)%		(1.07)%		(1.17)%
Portfolio turnover rate	43%		107%		93%		108%		100%		72%

See	footnote summary on page 37.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 28.64		$ 20.47		$ 17.16		$ 21.92		$ 24.48		$ 20.10

Income From Investment Operations
Net investment loss(a)	(.23)		(.52)		(.42)		(.34)		(.44)		(.45)
Net realized and unrealized gain (loss) on investment transactions	1.27		8.69		3.73		(4.42)		(2.12)		4.83
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.04		8.17		3.31		(4.76)		(2.56)		4.38

Less: Dividends and Distributions
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 29.42		$ 28.64		$ 20.47		$ 17.16		$ 21.92		$ 24.48

Total Return
Total investment return based on net asset value(c)	3.75%		39.91	%*	19.29	%*	(21.72	)%*	(10.46	)%*	21.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,520		$8,999		$9,568		$12,471		$23,869		$41,240
Ratio to average net assets of:
Expenses	2.26	%(d)	2.29%		2.45	%(e)	2.51%		2.40	%(f)	2.39	%(f)
Net investment loss	(1.72	)%(d)	(1.99)%		(2.16	)%(e)	(2.16)%		(1.87)%		(2.01)%
Portfolio turnover rate	43%		107%		93%		108%		100%		72%

See	footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 28.83		$ 20.60		$ 17.25		$ 22.02		$ 24.56		$ 20.16

Income From Investment Operations
Net investment loss(a)	(.22)		(.51)		(.41)		(.33)		(.43)		(.44)
Net realized and unrealized gain (loss) on investment transactions	1.27		8.74		3.76		(4.44)		(2.11)		4.84
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.05		8.23		3.35		(4.77)		(2.54)		4.40

Less: Dividends and Distributions
Dividends from net investment income	(.06)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 29.57		$ 28.83		$ 20.60		$ 17.25		$ 22.02		$ 24.56

Total Return
Total investment return based on net asset value(c)	3.78%		39.95	%*	19.42	%*	(21.66	)%*	(10.34	)%*	21.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,933		$20,107		$13,677		$13,246		$19,840		$26,790
Ratio to average net assets of:
Expenses	2.18	%(d)	2.19%		2.37	%(e)	2.41%		2.34	%(f)	2.32	%(f)
Net investment loss	(1.64	)%(d)	(1.90)%		(2.08	)%(e)	(2.07)%		(1.83)%		(1.94)%
Portfolio turnover rate	43%		107%		93%		108%		100%		72%

See	footnote summary on page 37.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 37.36		$ 26.43		$ 21.90		$ 27.65		$ 30.52		$ 24.79

Income From Investment Operations
Net investment loss(a)	(.10)		(.28)		(.26)		(.20)		(.24)		(.26)
Net realized and unrealized gain (loss) on investment transactions	1.64		11.21		4.79		(5.55)		(2.63)		5.99
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.54		10.93		4.53		(5.75)		(2.87)		5.73

Less: Dividends and Distributions
Dividends from net investment income	(.34)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.59)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 38.31		$ 37.36		$ 26.43		$ 21.90		$ 27.65		$ 30.52

Total Return
Total investment return based on net asset value(c)	4.34%		41.36	%*	20.68	%*	(20.80	)%*	(9.40	)%*	23.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,549		$58,959		$18,067		$18,439		$26,423		$26,387
Ratio to average net assets of:
Expenses	1.15	%(d)	1.10%		1.33	%(e)	1.35%		1.31	%(f)	1.29	%(f)
Net investment loss	(.60	)%(d)	(.81)%		(1.03	)%(e)	(1.00)%		(.81)%		(.90)%
Portfolio turnover rate	43%		107%		93%		108%		100%		72%

See	footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 35.61		$ 25.30		$ 21.04		$ 26.66		$ 29.52		$ 24.06

Income From Investment Operations
Net investment loss(a)	(.18)		(.44)		(.34)		(.25)		(.33)		(.35)
Net realized and unrealized gain (loss) on investment transactions	1.58		10.75		4.60		(5.37)		(2.53)		5.81
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.40		10.31		4.26		(5.62)		(2.86)		5.46

Less: Dividends and Distributions
Dividends from net investment income	(.18)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.43)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 36.58		$ 35.61		$ 25.30		$ 21.04		$ 26.66		$ 29.52

Total Return
Total investment return based on net asset value(c)	4.09%		40.75	%*	20.25	%*	(21.08	)%*	(9.69	)%*	22.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,335		$13,504		$6,845		$2,957		$2,197		$1,085
Ratio to average net assets of:
Expenses	1.62	%(d)	1.63%		1.69	%(e)	1.70%		1.64%		1.64	%(f)
Net investment loss	(1.07	)%(d)	(1.33)%		(1.39	)%(e)	(1.35)%		(1.19)%		(1.24)%
Portfolio turnover rate	43%		107%		93%		108%		100%		72%

See	footnote summary on page 37.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 36.24		$ 25.66		$ 21.27		$ 26.88		$ 29.70		$ 24.15

Income From Investment Operations
Net investment loss(a)	(.14)		(.35)		(.26)		(.21)		(.26)		(.23)
Net realized and unrealized gain (loss) on investment transactions	1.61		10.93		4.65		(5.40)		(2.56)		5.78
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.47		10.58		4.39		(5.61)		(2.82)		5.55

Less: Dividends and Distributions
Dividends from net investment income	(.23)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 37.23		$ 36.24		$ 25.66		$ 21.27		$ 26.88		$ 29.70

Total Return
Total investment return based on net asset value(c)	4.23%		41.23	%*	20.64	%*	(20.87	)%*	(9.50	)%*	22.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,581		$10,725		$6,858		$5,323		$3,199		$1,365
Ratio to average net assets of:
Expenses	1.31	%(d)	1.32%		1.37	%(e)	1.44%		1.40%		1.31	%(f)
Net investment loss	(.80	)%(d)	(1.03)%		(1.07	)%(e)	(1.10)%		(.93)%		(.88)%
Portfolio turnover rate	43%		107%		93%		108%		100%		72%

See	footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 37.09		$ 26.18		$ 21.63		$ 27.24		$ 29.98		$ 24.28

Income From Investment Operations
Net investment loss(a)	(.07)		(.24)		(.18)		(.15)		(.15)		(.15)
Net realized and unrealized gain (loss) on investment transactions	1.63		11.15		4.73		(5.46)		(2.59)		5.85
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.56		10.91		4.55		(5.61)		(2.74)		5.70

Less: Dividends and Distributions
Dividends from net investment income	(.35)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.25)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.60)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 38.05		$ 37.09		$ 26.18		$ 21.63		$ 27.24		$ 29.98

Total Return
Total investment return based on net asset value(c)	4.41%		41.67	%*	21.04	%*	(20.59	)%*	(9.14	)%*	23.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$213,168		$195,623		$187,866		$159,368		$79,587		$42,441
Ratio to average net assets of:
Expenses	.96	%(d)	1.00%		1.04	%(e)	1.12%		1.01%		.95	%(f)
Net investment loss	(.42	)%(d)	(.70)%		(.74	)%(e)	(.78)%		(.50)%		(.56)%
Portfolio turnover rate	43%		107%		93%		108%		100%		72%

See	footnote summary on page 37.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008		2007
Class A	1.57%		1.53%
Class B	2.39%		2.36%
Class C	2.33%		2.29%
Advisor Class	1.30%		1.26%
Class R	– 0	–	1.60%
Class K	– 0	–	1.28%
Class I	– 0	–	.92%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.04%, 0.12%, 0.13% and 0.04%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are primarily responsible for the day-to-day management of the Fund’s Portfolio.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$612.9	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,266 (0.02% of the Portfolio’s average daily net assets) for such services.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s net assets at quarter end and is paid on a quarterly basis.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:5

Portfolio	Total Expense Ratio[6] (as of 01/31/11)			Fiscal Year End
Small Cap Growth Portfolio	Advisor Class A Class B Class C Class R Class K Class I	1.45 1.72 2.56 2.49 1.73 1.43 1.09	% % % % % % %	July 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:8

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$612.9	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum account size: $25m	0.779%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio[10]	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2011 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Client #1	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

10	The advisory fee of AVPS Small Cap Growth Portfolio is paid on a monthly basis and is based on the AVPS Portfolio’s average daily net assets, in contrast to the Portfolio, whose fee is based on the Portfolio’s net assets at the end of each quarter end and is paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.850	4/18

11	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee rate does not reflect any expense reimbursement payments made by a Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Lipper also compared the Portfolio’s total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).15 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.609	1.459	15/18	1.407	56/73

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.17

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

17	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolio. The Portfolio’s 2010 profitability changed from a decrease to an increase relative to 2009’s profitability.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $3,438, $725,878 and $12,666 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $486,437 in fees from the Portfolio.18

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, there were no fees paid by the Portfolio to ABIS under the offset agreement between the Portfolio and ABIS.

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 28, 2011.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.53	37.26	36.43	1/18	3/84
3 year	11.20	8.87	7.26	7/18	12/76
5 year	5.62	4.62	3.93	7/18	18/70
10 year	5.75	5.67	5.40	7/15	16/45

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by Lipper. Lipper maintains its own database for the performance of the Portfolio. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	46.52	11.20	5.62	5.75	9.85	22.87	0.26	10
Russell 2000 Growth Index	36.33	7.13	4.56	5.04	N/A	22.66	0.23	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

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Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0152-0112

SEMI-ANNUAL REPORT

AllianceBernstein Market Neutral Strategies

Market Neutral Strategy—U.S.

Market Neutral Strategy—Global

January 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 19, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Market Neutral Strategy—U.S. and Market Neutral Strategy—Global (each a “Strategy,” and collectively, the “Strategies”), for the semi-annual reporting period ended January 31, 2012.

AllianceBernstein Market Neutral Strategy—U.S.

AllianceBernstein Market Neutral Strategy—Global

Investment Objective and Policies

The Strategies’ investment objective is to seek long-term growth of capital independent of stock market direction.

The U.S. Strategy seeks to limit market risk by balancing “long” and “short” positions. To do this, the U.S. Strategy will buy, or take long positions in, equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. The Global Strategy seeks to limit global equity market risk by balancing “long” and “short” positions. To do this, the Global Strategy will buy, or take long positions in, equity securities of U.S. and non U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds, or ETFs, that invest primarily in equity securities. The Strategies will be highly diversified and may invest across different industries, sectors and regions. While the Strategies will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Global Strategy invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Global Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Global Strategy expects to allocate its investments among eight geographic “sleeves,” with the size of the allocation depending upon the Adviser’s assessment of relative risks and returns. The sleeves are: the U.S.; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. The Global Strategy intends to maintain approximately equal dollar exposures in long and short positions within each sleeve under normal circumstances.

The Strategies may utilize derivatives, such as options, futures, forwards, or swap agreements to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The Strategies may also use borrowings or

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	1

other leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategies’ risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Global Strategy’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Global Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Strategies expect to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategies’ performance.

High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The tables on pages 6 and 9 shows the Strategies’ performance compared to their benchmark, the Bank of America Merrill Lynch (“BofAML”) 3-Month U.S. Treasury Bill (“T-Bill”) Index and the Lipper Equity Market Neutral Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For both the six- and 12-month periods ended January 31, 2012, Class A shares of the U.S. Strategy outperformed the benchmark and the Lipper Average, before sales charges. During both periods, the U.S. Strategy’s performance was favorably affected by exposure to companies with high profitability and earnings quality. Other quantitative exposure, such as cash flow yield and capital use had positive, but lower contributions. The U.S. Strategy also benefited from favorable sector rotation strategies toward the defensive industries, with overweights in healthcare and staples. Some of the derivatives used for hedging detracted from performance, while leverage was in-line with targets and had limited impact on performance. Given the very high degree of correlation among stocks, individual security selection had an unusually low contribution to total return. The Market

2	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Neutral Investment Team (the “Team”) expects this to change in the future.

The U.S. Portfolio used total return swaps, purchased and wrote options for hedging and investment purposes and this detracted from performance for both the six- and 12-month periods. The U.S. Portfolio used variance swaps for hedging and investment purposes and this had no material impact on performance.

Class A shares of the Global Strategy declined and underperformed the benchmark and Lipper Average, during the six-month period, and outperformed the benchmark and Lipper Average during the 12-month period, before sales charges. During both periods, the Global Strategy’s performance was favorably affected by the exposure to companies with high profitability and earnings quality. Other quantitative exposure, such as cash flow yield and capital use had positive, but lower contributions. The Strategy benefited in both periods from favorable sector rotation strategies toward the defensive industries, with overweights in healthcare and staples. Leverage was in-line with targets and had limited impact on performance. However, the Team’s decision to buy downside portfolio protection in the fourth quarter of 2011 detracted from performance during the six-month period, as many of the downside risks failed to materialize. Likewise, a big rally in the European financial sector on the back of the Long-Term Refinance Operation in the euro area has been a neg-

ative contributor during the six-month period, given the Global Strategy’s short positions in several financial stocks. As a result of the very high correlation among stocks, individual security selection had an unusually low contribution to total return. The Team expects this to change in the future.

The Global Portfolio purchased and wrote options for hedging and investment purposes and this detracted from performance for both the six- and 12-month periods. The Global Portfolio used currencies for hedging purposes, and variance swaps for hedging and investment purposes, and this had no material impact on performance. The Global Portfolio used futures and total return swaps for hedging and investment purposes and this added to performance.

Market Review and Investment Strategy

The investment setting in 2011 was characterized by frequent shifts in risk aversion, high levels of economic and political uncertainty, amid generally good corporate earnings. Investors displayed a strong preference for companies with high dividend yields, as well as low degree of economic sensitivity (i.e. defensives). The Strategies’ objectives were to maintain very low exposure to market beta (volatility), which limited overall portfolio risk and volatility. The market also continued to isolate between the view of deflation (and deleveraging) and inflation (and credit growth). The epicenter of concern was certainly in

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	3

Europe, but performance of financial assets was correlated across regions. Despite strong corporate profits, valuation multiples remained depressed over concerns on profit margin sustainability. Thus companies and industries that displayed pricing power tended to outperform, while penalty for evidence of pricing degradation was severe. The Team’s strategy has been to use quantitative tools to identify firms with superior profit margin prospects. At this point the Team is concerned that some of the defensive companies became overvalued as a result of risk aversion displayed by investors in 2011. Thus, the Team seeks to add attractively valued cyclical to improve returns and manage valuation risks.

4	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged BofA Merrill Lynch® U.S. 3-Month T-Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML U.S. 3-Month T-Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Strategies’ assets will fluctuate as the equity markets fluctuate. The value of the Strategies’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategies’ from selling out of these securities at an advantageous price.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Short Sale Risk: The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategies will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategies). In contrast, the risk of loss from a long position is limited to the Strategies’ investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategies will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

Foreign (Non-U.S.) Risk: (Global Strategy only) Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

These risks are fully discussed in the Strategies’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	5

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – U.S.
Class A	1.88%	6.53%

Class C	1.57%	6.02%

Advisor Class†	2.25%	7.13%

Class R†	1.96%	6.63%

Class K†	2.06%	6.82%

Class I†	2.21%	7.09%

BofA ML 3-Month T-Bill Index	0.02%	0.09%

Lipper Equity Market Neutral Average	-1.25%	0.63%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.53%	1.98%
Since Inception*	1.72%	-1.16%

Class C Shares
1 Year	6.02%	5.02%
Since Inception*	1.11%	1.11%

Advisor Class Shares**
1 Year	7.13%	7.13%
Since Inception*	2.18%	2.18%

Class R Shares**
1 Year	6.63%	6.63%
Since Inception*	1.65%	1.65%

Class K Shares**
1 Year	6.82%	6.82%
Since Inception*	1.91%	1.91%

Class I Shares**
1 Year	7.09%	7.09%
Since Inception*	2.15%	2.15%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 50.55%, 49.11%, 48.11%, 20.94%, 20.68%, and 20.40% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25%, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through November 1, 2012 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 8/03/2010.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	7

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	2.17%
Since Inception*	-0.82%

Class C Shares
1 Year	5.19%
Since Inception*	1.68%

Advisor Class Shares**
1 Year	7.20%
Since Inception*	2.66%

Class R Shares**
1 Year	6.70%
Since Inception*	2.17%

Class K Shares**
1 Year	7.00%
Since Inception*	2.45%

Class I Shares**
1 Year	7.27%
Since Inception*	2.70%

*	Inception date: 8/3/2010

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 5.

8	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – Global
Class A	-2.19%	0.89%

Class C	-2.50%	0.20%

Advisor Class†	-2.09%	1.19%

Class R†	-2.29%	0.70%

Class K†	-2.19%	0.99%

Class I†	-1.99%	1.28%

BofA ML 3-Month T-Bill Index	0.02%	0.09%

Lipper Equity Market Neutral Average	-1.25%	0.63%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	9

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	0.89%	-3.39%
Since Inception*	1.60%	-1.28%

Class C Shares
1 Year	0.20%	-0.79%
Since Inception*	0.87%	0.87%

Advisor Class Shares**
1 Year	1.19%	1.19%
Since Inception*	1.87%	1.87%

Class R Shares**
1 Year	0.70%	0.70%
Since Inception*	1.40%	1.40%

Class K Shares**
1 Year	0.99%	0.99%
Since Inception*	1.67%	1.67%

Class I Shares**
1 Year	1.28%	1.28%
Since Inception*	1.93%	1.93%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 34.85%, 35.82%, 32.97%, 23.15%, 22.89%, and 22.63% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30%, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through November 1, 2012 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 8/03/2010.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-3.46%
Since Inception*	-0.88%

Class C Shares
1 Year	-0.99%
Since Inception*	1.42%

Advisor Class Shares**
1 Year	1.08%
Since Inception*	2.48%

Class R Shares**
1 Year	0.60%
Since Inception*	1.98%

Class K Shares**
1 Year	0.79%
Since Inception*	2.19%

Class I Shares**
1 Year	1.08%
Since Inception*	2.47%

*	Inception date: 8/03/2010

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	11

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alliance Bernstein Market Neutral Strategy – U.S.

	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.80	$13.45	2.65%
Hypothetical**	$1,000	$1,011.81	$13.40	2.65%
Class C
Actual	$1,000	$1,015.70	$17.68	3.49%
Hypothetical**	$1,000	$1,007.59	$17.61	3.49%
Advisor Class
Actual	$1,000	$1,022.50	$12.51	2.46%
Hypothetical**	$1,000	$1,012.77	$12.45	2.46%
Class R
Actual	$1,000	$1,019.60	$16.50	3.25%
Hypothetical**	$1,000	$1,008.80	$16.41	3.25%
Class K
Actual	$1,000	$1,020.60	$15.29	3.01%
Hypothetical**	$1,000	$1,010.00	$15.21	3.01%

12	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,022.10	$14.03	2.76%
Hypothetical**	$1,000	$1,011.26	$13.95	2.76%

AllianceBernstein Market Neutral Strategy – Global

	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$978.10	$22.72	4.57%
Hypothetical**	$1,000	$1,002.16	$23.00	4.57%
Class C
Actual	$1,000	$975.00	$26.31	5.30%
Hypothetical**	$1,000	$998.49	$26.62	5.30%
Advisor Class
Actual	$1,000	$979.10	$21.74	4.37%
Hypothetical**	$1,000	$1,003.17	$22.00	4.37%
Class R
Actual	$1,000	$977.10	$23.76	4.78%
Hypothetical**	$1,000	$1,001.11	$24.04	4.78%
Class K
Actual	$1,000	$978.10	$22.57	4.54%
Hypothetical**	$1,000	$1,002.31	$22.85	4.54%
Class I
Actual	$1,000	$980.10	$21.25	4.27%
Hypothetical**	$1,000	$1,003.67	$21.51	4.27%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	13

Fund Expenses

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO SUMMARY

January 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $10.8

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	14.5%	-13.9%
Consumer Staples	13.4	-11.4
Energy	6.5	-4.4
Financials	5.8	-5.7
Health Care	9.5	-7.4
Industrials	10.8	-10.8
Information Technology	15.4	-12.3
Materials	5.4	-5.0
Options Purchased – Calls	0.1	—
Telecommunication Services	2.3	-3.0
Utilities	2.2	-2.3

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

ConocoPhillips	1.7%	Exxon Mobil Corp.	-1.3%
Coca-Cola Enterprises, Inc.	1.5	Wal-Mart Stores, Inc.	-1.3
ConAgra Foods, Inc.	1.5	Berkshire Hathaway, Inc.	-1.2
Philip Morris International, Inc.	1.4	Allergan, Inc./United States	-1.2
Sherwin-Williams Co. (The)	1.4	Coca-Cola Co. (The)	-1.1
United Parcel Service, Inc.	1.3	Sysco Corp.	-1.1
Altria Group, Inc.	1.3	El Paso Corp.	-1.1
Viacom, Inc.	1.3	PepsiCo, Inc./NC	-1.1
AutoZone, Inc.	1.3	Praxair, Inc.	-1.1
Eli Lilly & Co.	1.3	CIGNA Corp.	-1.1

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

14	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Portfolio Summary

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO SUMMARY

January 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $26.7

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	16.2%	-16.7%
Consumer Staples	14.9	-12.4
Energy	10.0	-6.4
Financials	14.6	-14.3
Funds and Investment Trusts	—	-1.0
Health Care	9.2	-7.2
Industrials	16.9	-17.4
Information Technology	12.4	-9.1
Materials	7.7	-8.3
Options Purchased – Calls	0.4	—
Telecommunication Services	3.6	-3.9
Utilities	3.2	-3.3

NET COUNTRY EXPOSURE (TOP THREE)*
Long		Short

United States	3.7%	Belgium	-1.5%
United Kingdom	1.9	Singapore	-1.2
Germany	1.6	Ireland	-1.0

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

ConocoPhillips	1.0%	iShares PLC – iShares FTSE 100	-1.0%
Coca-Cola Enterprises, Inc.	0.8	Telenet Group Holding NV	-0.9
Philip Morris International, Inc.	0.8	Coca-Cola Co. (The)	-0.9
Golden Agri-Resources Ltd.	0.8	Berkshire Hathaway, Inc.	-0.8
AutoZone, Inc.	0.8	Exxon Mobil Corp.	-0.7
China Petroleum & Chemical Corp.	0.8	Firstgroup PLC	-0.7
Sherwin-Williams Co. (The)	0.7	Wal-Mart Stores, Inc.	-0.7
Volkswagen AG	0.7	Anheuser-Busch InBev NV	-0.7
Altria Group, Inc.	0.7	PepsiCo, Inc./NC	-0.6
Viacom, Inc.	0.7	Singapore Telecommunications Ltd.	-0.6

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	15

Portfolio Summary

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO OF INVESTMENTS

January 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 85.8%
Information Technology – 15.4%
Communications Equipment – 2.7%
Cisco Systems, Inc.(a)	3,000	$58,890
Motorola Solutions, Inc.	2,500	116,025
QUALCOMM, Inc.(a)	2,000	117,640

		292,555

Computers & Peripherals – 1.5%
Apple, Inc.(a)(b)	200	91,296
Western Digital Corp.(b)	2,000	72,700

		163,996

Electronic Equipment, Instruments & Components – 1.6%
Dolby Laboratories, Inc. – Class A(b)	1,500	54,555
FLIR Systems, Inc.(a)	200	5,150
Tech Data Corp.(a)(b)	2,200	114,224

		173,929

Internet Software & Services – 0.9%
VeriSign, Inc.(a)(c)	2,500	92,650

IT Services – 2.0%
Mastercard, Inc. – Class A	300	106,671
SAIC, Inc.(b)	8,000	102,880

		209,551

Semiconductors & Semiconductor Equipment – 3.2%
Applied Materials, Inc.(a)	8,500	104,380
ASML Holding NV (ADR)	2,100	90,279
Marvell Technology Group Ltd.(b)	5,000	77,650
NVIDIA Corp.(b)	5,000	73,850

		346,159

Software – 3.5%
Activision Blizzard, Inc.(a)	8,500	104,890
CA, Inc.	3,500	90,230
Cadence Design Systems, Inc.(a)(b)	8,500	89,760
Intuit, Inc.	1,700	95,948

		380,828

		1,659,668

Consumer Discretionary – 14.5%
Automobiles – 0.8%
Ford Motor Co.(a)	7,500	93,150

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(b)	1,200	62,892

16	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.1%
Marriott International, Inc./DE – Class A(a)	3,500	$120,575
McDonald’s Corp.(a)	1,200	118,860
Starbucks Corp.(a)	2,000	95,860

		335,295

Household Durables – 0.9%
Garmin Ltd.(d)	2,300	95,910

Media – 1.9%
Interpublic Group of Cos., Inc. (The)(a)	6,500	67,145
Viacom, Inc. – Class B(a)	3,000	141,120

		208,265

Specialty Retail – 6.3%
Advance Auto Parts, Inc.(a)	1,700	130,288
AutoZone, Inc.(a)(b)	400	139,152
Bed Bath & Beyond, Inc.(a)(b)	1,500	91,050
Best Buy Co., Inc.	2,500	59,875
GameStop Corp. – Class A(b)	2,000	46,720
Home Depot, Inc. (The)(a)	2,700	119,853
PetSmart, Inc.	1,700	90,474

		677,412

Textiles, Apparel & Luxury Goods – 0.9%
Coach, Inc.(a)	1,400	98,070

		1,570,994

Consumer Staples – 13.4%
Beverages – 2.3%
Coca-Cola Enterprises, Inc.(a)	6,000	160,740
Monster Beverage Corp.(b)	800	83,608

		244,348

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.(a)	1,200	98,724
Kroger Co. (The)(a)	4,200	99,792

		198,516

Food Products – 5.4%
ConAgra Foods, Inc.	6,000	160,020
General Mills, Inc.(a)	2,500	99,575
Kraft Foods, Inc. – Class A	3,000	114,900
Sara Lee Corp.(a)	4,000	76,600
Tyson Foods Inc – Class A(a)	7,000	130,480

		581,575

Household Products – 0.6%
Kimberly-Clark Corp.	900	64,404

Personal Products – 0.5%
Herbalife Ltd.	1,000	57,880

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	17

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 2.8%
Altria Group, Inc.(a)	5,000	$142,000
Philip Morris International, Inc.(a)	2,100	157,017

		299,017

		1,445,740

Industrials – 10.8%
Aerospace & Defense – 2.2%
Northrop Grumman Corp.(a)	2,300	133,515
United Technologies Corp.(a)	1,300	101,855

		235,370

Air Freight & Logistics – 1.3%
United Parcel Service, Inc. – Class B(a)	1,900	143,735

Commercial Services & Supplies – 0.4%
Copart, Inc.(b)	1,000	47,040

Construction & Engineering – 0.8%
Fluor Corp.	1,500	84,360

Electrical Equipment – 0.7%
Hubbell, Inc. – Class B(a)	1,100	79,156

Industrial Conglomerates – 0.8%
Tyco International Ltd.	1,600	81,520

Machinery – 3.4%
CNH Global NV(b)	1,900	79,306
Illinois Tool Works, Inc.	1,500	79,545
Parker Hannifin Corp.	1,500	121,020
SPX Corp.	1,200	83,556

		363,427

Road & Rail – 1.2%
Norfolk Southern Corp.(a)	1,800	129,960

		1,164,568

Health Care – 9.5%
Biotechnology – 1.6%
Amgen, Inc.(a)	1,449	98,402
Gilead Sciences, Inc.(a)(b)	1,500	73,260

		171,662

Health Care Equipment & Supplies – 0.9%
Medtronic, Inc.	2,500	96,425

Health Care Providers & Services – 4.5%
AmerisourceBergen Corp. – Class A(a)	2,000	77,940
Health Net, Inc.(b)	2,200	83,028
Humana, Inc.(a)	1,200	106,824
McKesson Corp.(a)	1,200	98,064
WellPoint, Inc.(a)	2,000	128,640

		494,496

18	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 2.5%
Bristol-Myers Squibb Co.(a)	4,000	$128,960
Eli Lilly & Co.(a)	3,500	139,090

		268,050

		1,030,633

Energy – 6.5%
Energy Equipment & Services – 2.6%
Diamond Offshore Drilling, Inc.(d)	1,500	93,450
National Oilwell Varco, Inc.(a)	1,500	110,970
SEACOR Holdings, Inc.(b)	900	82,377

		286,797

Oil, Gas & Consumable Fuels – 3.9%
Chevron Corp.(a)	1,200	123,696
ConocoPhillips(a)	2,700	184,167
Marathon Oil Corp.(a)	3,500	109,865

		417,728

		704,525

Financials – 5.8%
Capital Markets – 1.3%
Franklin Resources, Inc.(a)	800	84,880
Raymond James Financial, Inc.	1,600	56,000

		140,880

Insurance – 4.5%
Allied World Assurance Co. Holdings AG	1,500	92,295
American Financial Group, Inc./OH(a)	3,200	117,344
Assurant, Inc.(a)	2,500	99,000
Prudential Financial, Inc.	1,300	74,412
Travelers Cos., Inc. (The)(a)	1,700	99,110

		482,161

		623,041

Materials – 5.4%
Chemicals – 4.1%
CF Industries Holdings, Inc.(a)	600	106,428
Monsanto Co.	700	57,435
Sherwin-Williams Co. (The)(a)	1,500	146,295
Valspar Corp.	3,000	129,720

		439,878

Containers & Packaging – 0.7%
Ball Corp.(a)	1,800	70,668

Paper & Forest Products – 0.6%
Domtar Corp.	800	69,104

		579,650

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 2.3%
BCE, Inc.(a)	3,000	122,400
Verizon Communications, Inc.(a)	3,300	124,278

		246,678

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	19

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.2%
Electric Utilities – 1.1%
Duke Energy Corp.(a)	5,700	$121,467

Multi-Utilities – 1.1%
Public Service Enterprise Group, Inc.(a)	3,800	115,292

		236,759

Total Common Stocks (cost $8,805,364)		9,262,256

	Contracts
OPTIONS PURCHASED - CALLS – 0.1%
CBOE SPX Volitility Index Expiration: Mar 2012, Exercise Price: $42.50(b)(e)	50	2,000
CBOE SPX Volitility Index Expiration: Apr 2012, Exercise Price: $42.50(b)(e)	50	3,500
Financial Select Sector SPDR Expiration: Mar 2012, Exercise Price: $14.00(b)(e)	100	4,800

Total Options Purchased – Calls (cost $37,405)		10,300

	Shares
SHORT-TERM INVESTMENTS – 17.9%
Investment Companies – 17.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(f) (cost $1,940,198)	1,940,198	1,940,198

Total Investments Before Security Lending Collateral for Securities Loaned – 103.8% (cost $10,782,967)		11,212,754

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.1%
Investment Companies – 2.1%
AllianceBernstein Exchange Reserves – Class I, 0.19%(f) (cost $225,175)	225,175	225,175

Total Investments, Before Securities Sold Short – 105.9% (cost $11,008,142)		$11,437,929

20	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (76.2)%
COMMON STOCKS – (76.2)%
Consumer Discretionary – (13.9)%
Auto Components – (1.2)%
BorgWarner, Inc.(b)	(800)	$(59,704)
Johnson Controls, Inc.	(2,100)	(66,717)

		(126,421)

Distributors – (0.5)%
LKQ Corp.(b)	(1,500)	(48,900)

Diversified Consumer Services – (0.4)%
Weight Watchers International, Inc.	(600)	(45,678)

Hotels, Restaurants & Leisure – (1.6)%
Darden Restaurants, Inc.	(2,100)	(96,327)
Starwood Hotels & Resorts Worldwide, Inc.	(1,500)	(81,360)

		(177,687)

Leisure Equipment & Products – (1.6)%
Hasbro, Inc.	(2,300)	(80,293)
Mattel, Inc.	(3,000)	(93,000)

		(173,293)

Media – (2.3)%
Comcast Corp. – Class A	(3,500)	(93,065)
Liberty Global, Inc.(b)	(1,100)	(50,468)
Thomson Reuters Corp. (New York)	(4,000)	(109,960)

		(253,493)

Multiline Retail – (2.4)%
Dollar General Corp.(b)	(1,500)	(63,915)
Family Dollar Stores, Inc.	(1,100)	(61,380)
JC Penney Co., Inc.	(2,000)	(83,100)
Target Corp.	(1,000)	(50,810)

		(259,205)

Specialty Retail – (3.4)%
CarMax, Inc.(b)	(2,000)	(60,860)
O’Reilly Automotive, Inc.(b)	(700)	(57,057)
Ross Stores, Inc.	(1,600)	(81,312)
TJX Cos., Inc.	(1,500)	(102,210)
Tractor Supply Co.	(800)	(64,616)

		(366,055)

Textiles, Apparel & Luxury Goods – (0.5)%
VF Corp.	(400)	(52,596)

		(1,503,328)

Information Technology – (12.3)%
Computers & Peripherals – (1.8)%
Dell, Inc.(b)	(6,000)	(103,380)
EMC Corp./Massachusetts(b)	(2,000)	(51,520)
NetApp, Inc.(b)	(1,200)	(45,288)

		(200,188)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	21

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – (1.0)%
FLIR Systems, Inc.	(2,200)	$(56,650)
Trimble Navigation Ltd.(b)	(1,000)	(46,830)

		(103,480)

Internet Software & Services – (0.7)%
eBay, Inc.(b)	(2,300)	(72,680)

IT Services – (4.3)%
Accenture PLC	(1,200)	(68,808)
Automatic Data Processing, Inc.	(1,300)	(71,214)
Cognizant Technology Solutions Corp. – Class A(b)	(1,000)	(71,750)
Computer Sciences Corp.	(1,700)	(43,911)
Genpact Ltd.(b)	(3,100)	(45,353)
Infosys Ltd. (Sponsored ADR)	(1,100)	(60,489)
Paychex, Inc.	(1,700)	(53,550)
VeriFone Systems, Inc.(b)	(1,200)	(51,240)

		(466,315)

Office Electronics – (0.5)%
Xerox Corp.	(6,500)	(50,375)

Semiconductors & Semiconductor Equipment – (1.0)%
Altera Corp.	(1,200)	(47,748)
KLA-Tencor Corp.	(1,200)	(61,356)

		(109,104)

Software – (3.0)%
Adobe Systems, Inc.(b)	(1,500)	(46,425)
Electronic Arts, Inc.(b)	(2,200)	(40,854)
Factset Research Systems, Inc.	(800)	(70,656)
Informatica Corp.(b)	(1,100)	(46,530)
Salesforce.com, Inc.(b)	(500)	(58,400)
VMware, Inc. – Class A(b)	(700)	(63,889)

		(326,754)

		(1,328,896)

Consumer Staples – (11.4)%
Beverages – (3.1)%
Coca-Cola Co. (The)	(1,800)	(121,554)
Molson Coors Brewing Co. – Class B	(2,300)	(98,647)
PepsiCo, Inc./NC	(1,800)	(118,206)

		(338,407)

Food & Staples Retailing – (3.7)%
Sysco Corp.	(4,000)	(120,440)
Wal-Mart Stores, Inc.	(2,300)	(141,128)
Walgreen Co.	(2,800)	(93,408)
Whole Foods Market, Inc.	(600)	(44,418)

		(399,394)

22	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – (2.7)%
HJ Heinz Co.	(2,000)	$(103,700)
Kellogg Co.	(2,000)	(99,040)
Ralcorp Holdings, Inc.(b)	(1,000)	(87,450)

		(290,190)

Household Products – (0.9)%
Church & Dwight Co., Inc.	(2,200)	(99,814)

Tobacco – (1.0)%
Lorillard, Inc.	(1,000)	(107,390)

		(1,235,195)

Industrials – (10.8)%
Aerospace & Defense – (2.1)%
Honeywell International, Inc.	(1,000)	(58,040)
Precision Castparts Corp.	(500)	(81,840)
Rockwell Collins, Inc.	(1,400)	(81,046)

		(220,926)

Air Freight & Logistics – (0.5)%
Expeditors International of Washington, Inc.	(1,200)	(53,580)

Commercial Services & Supplies – (1.8)%
Iron Mountain, Inc.	(1,700)	(52,394)
Republic Services, Inc. – Class A	(1,700)	(49,776)
Waste Management, Inc.	(2,700)	(93,852)

		(196,022)

Construction & Engineering – (0.6)%
Quanta Services, Inc.(b)	(3,000)	(64,800)

Electrical Equipment – (1.3)%
Emerson Electric Co.	(1,700)	(87,346)
Rockwell Automation, Inc.	(700)	(54,509)

		(141,855)

Industrial Conglomerates – (1.5)%
3M Co.	(800)	(69,368)
Danaher Corp.	(1,700)	(89,267)

		(158,635)

Machinery – (1.0)%
Cummins, Inc.	(600)	(62,400)
Eaton Corp.	(1,000)	(49,030)

		(111,430)

Professional Services – (0.9)%
Dun & Bradstreet Corp.	(1,100)	(91,091)

Trading Companies & Distributors – (1.1)%
Fastenal Co.	(1,500)	(70,020)
MSC Industrial Direct Co. – Class A	(700)	(53,214)

		(123,234)

		(1,161,573)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	23

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – (7.4)%
Health Care Equipment & Supplies – (1.4)%
Becton Dickinson and Co.	(1,200)	$(94,092)
Edwards Lifesciences Corp.(b)	(700)	(57,869)

		(151,961)

Health Care Providers & Services – (2.7)%
CIGNA Corp.	(2,500)	(112,075)
HCA Holdings, Inc.(b)	(2,000)	(48,880)
Henry Schein, Inc.(b)	(1,200)	(85,068)
Universal Health Services, Inc. – Class B	(1,200)	(49,548)

		(295,571)

Life Sciences Tools & Services – (0.6)%
Waters Corp.(b)	(800)	(69,256)

Pharmaceuticals – (2.7)%
Allergan, Inc./United States	(1,400)	(123,074)
Johnson & Johnson	(1,700)	(112,047)
Mylan, Inc./PA(b)	(2,500)	(51,875)

		(286,996)

		(803,784)

Financials – (5.7)%
Capital Markets – (1.6)%
BlackRock, Inc. – Class A	(300)	(54,600)
Invesco Ltd.	(2,100)	(47,397)
TD Ameritrade Holding Corp.	(4,200)	(67,662)

		(169,659)

Commercial Banks – (0.7)%
US Bancorp	(2,500)	(70,550)

Insurance – (3.4)%
AON Corp.	(2,100)	(101,703)
Berkshire Hathaway, Inc.(b)	(1,700)	(133,229)
Everest Re Group Ltd.	(800)	(68,320)
Willis Group Holdings PLC	(1,700)	(66,079)

		(369,331)

		(609,540)

Materials – (5.0)%
Chemicals – (4.1)%
Air Products & Chemicals, Inc.	(1,100)	(96,833)
Dow Chemical Co. (The)	(1,500)	(50,265)
Ecolab, Inc.	(1,500)	(90,660)
EI du Pont de Nemours & Co.	(1,700)	(86,513)
Praxair, Inc.	(1,100)	(116,820)

		(441,091)

24	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – (0.9)%
Crown Holdings, Inc.(b)	(1,500)	$(54,105)
Rock-Tenn Co.	(700)	(43,302)

		(97,407)

		(538,498)

Energy – (4.4)%
Energy Equipment & Services – (1.4)%
Cameron International Corp.(b)	(900)	(47,880)
FMC Technologies, Inc.(b)	(1,400)	(71,554)
Schlumberger Ltd.	(500)	(37,585)

		(157,019)

Oil, Gas & Consumable Fuels – (3.0)%
El Paso Corp.	(4,400)	(118,228)
EQT Corp.	(1,200)	(60,624)
Exxon Mobil Corp.	(1,700)	(142,358)

		(321,210)

		(478,229)

Telecommunication Services – (3.0)%
Diversified Telecommunication Services – (0.9)%
AT&T, Inc.	(3,500)	(102,935)

Wireless Telecommunication Services – (2.1)%
Crown Castle International Corp.(b)	(1,600)	(77,568)
Rogers Communications, Inc.	(2,400)	(92,280)
SBA Communications Corp. – Class A(b)	(1,200)	(54,864)

		(224,712)

		(327,647)

Utilities – (2.3)%
Electric Utilities – (1.5)%
FirstEnergy Corp.	(1,300)	(54,886)
Northeast Utilities	(1,200)	(41,700)
PPL Corp.	(2,200)	(61,138)

		(157,724)

Multi-Utilities – (0.8)%
PG&E Corp.	(2,100)	(85,386)

		(243,110)

Total Securities Sold Short (proceeds $7,831,884)		(8,229,800)

Total Investments, Net of Securities Sold Short – 29.7% (cost $3,176,258)		$3,208,129
Other assets less liabilities – 70.3%		7,588,093

Net Assets – 100.0%		$10,796,222

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	25

Market Neutral Strategy – U.S.—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	S&P US 100 Total Return Index	98	0.44%	$100	5/12/12	UBS AG	$1,319
Receive	S&P US 100 Total Return Index	98	0.40%	100	8/15/12	UBS AG	1,320

Pay Total Return on Reference Index
Pay	Russell 2000 Total Return Index	9	0.28%	31	5/15/12	UBS AG	(1,122)
Pay	Russell 2000 Total Return Index	22	0.28%	76	8/15/12	UBS AG	(2,747)

							$(1,230)

(a)	Securities, or a portion thereof, with an aggregate market value of $3,158,729 have been segregated to collateralize short sales.

(b)	Non-income producing security.

(c)	Position, or a portion thereof, has been segregated to collateralize Total Return Swaps. The aggregate market value of these securities amounted to $11,118.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

26	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO OF INVESTMENTS

January 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 108.7%
Industrials – 16.9%
Aerospace & Defense – 1.3%
Bombardier, Inc.	15,000	$69,413
Northrop Grumman Corp.(a)	2,400	139,320
United Technologies Corp.(a)	1,800	141,030

		349,763

Air Freight & Logistics – 0.9%
United Parcel Service, Inc. – Class B(a)	2,500	189,125
Yamato Holdings Co., Ltd.	2,900	48,072

		237,197

Airlines – 0.5%
Air New Zealand Ltd.(b)	62,800	47,142
Westjet Airlines Ltd.	6,000	74,439

		121,581

Commercial Services & Supplies – 1.2%
Brambles Ltd.	11,000	84,888
Copart, Inc.(c)	1,200	56,448
Mineral Resources Ltd.	3,800	48,971
Secom Co., Ltd.	1,000	46,855
Sohgo Security Services Co., Ltd.	6,900	77,057

		314,219

Construction & Engineering – 3.5%
Arcadis NV	7,000	135,346
China Communications Construction Co., Ltd.(a)	190,000	176,579
Chiyoda Corp.	5,000	58,441
Fluor Corp.(a)	2,000	112,480
Kandenko Co., Ltd.	10,000	52,367
Kentz Corp. Ltd.	12,000	83,969
Monadelphous Group Ltd.	4,000	93,339
Skanska AB	8,000	140,064
Strabag SE(a)	3,000	88,088

		940,673

Electrical Equipment – 0.4%
Hubbell, Inc. – Class B(a)	1,500	107,940

Industrial Conglomerates – 1.7%
Hutchison Whampoa Ltd.(a)	10,000	94,986
Keppel Corp., Ltd.(a)	15,000	129,097
Siemens AG	1,300	122,767
Tyco International Ltd.	2,200	112,090

		458,940

Machinery – 3.3%
Atlas Copco AB – Class A	5,000	119,224
Bradken Ltd.	800	6,664
CNH Global NV(c)	2,600	108,524
Illinois Tool Works, Inc.	1,700	90,151

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	27

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Komatsu Ltd.	3,000	$84,604
Mitsubishi Heavy Industries Ltd.	15,000	68,853
Parker Hannifin Corp.(a)	2,000	161,360
Schindler Holding AG	1,200	139,678
SPX Corp.(a)	1,600	111,408

		890,466

Professional Services – 0.3%
Campbell Brothers Ltd.	1,400	77,284
SAI Global Ltd.	2,000	10,501

		87,785

Road & Rail – 2.0%
Canadian National Railway Co.	1,000	75,426
Go-Ahead Group PLC	7,000	140,149
Norfolk Southern Corp.(a)	2,400	173,280
Seino Holdings Corp.	18,000	137,897

		526,752

Trading Companies & Distributors – 0.8%
Marubeni Corp.	15,000	103,739
Noble Group Ltd.	98,000	104,603

		208,342

Transportation Infrastructure – 1.0%
China Merchants Holdings International Co., Ltd.	18,000	59,664
Kamigumi Co., Ltd.	8,000	70,568
Koninklijke Vopak NV	2,600	141,575

		271,807

		4,515,465

Consumer Discretionary – 16.2%
Automobiles – 2.0%
Ford Motor Co.(a)	10,200	126,684
Guangzhou Automobile Group Co., Ltd.(a)	49,000	53,149
Nissan Motor Co., Ltd.	9,000	85,260
Suzuki Motor Corp.	3,000	68,567
Volkswagen AG	1,200	194,636

		528,296

Diversified Consumer Services – 0.4%
Apollo Group, Inc. – Class A(c)	1,200	62,892
Benesse Holdings, Inc.	900	41,946

		104,838

Hotels, Restaurants & Leisure – 3.1%
Crown Ltd.	5,400	46,380
Flight Centre Ltd.(b)	3,600	73,753
Galaxy Entertainment Group Ltd.(a)(b)(c)	40,000	87,148
Marriott International, Inc./DE – Class A(a)	4,800	165,360
McDonald’s Corp.(a)	1,500	148,575
Sands China Ltd.(c)	32,800	110,086
Starbucks Corp.(a)	1,700	81,481

28	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Tim Hortons, Inc.	2,400	$116,948

		829,731

Household Durables – 0.4%
Garmin Ltd.(b)	2,700	112,590

Internet & Catalog Retail – 0.5%
Rakuten, Inc.(c)	120	121,466

Leisure Equipment & Products – 0.5%
Heiwa Corp.	3,600	64,818
Sega Sammy Holdings, Inc.	3,600	78,289

		143,107

Media – 2.5%
Interpublic Group of Cos., Inc. (The)(a)	8,800	90,904
Pearson PLC	2,500	46,291
Publicis Groupe SA(a)	2,500	126,000
Rightmove PLC	4,000	81,075
Sky Network Television Ltd.	18,100	78,008
Toho Co., Ltd.	2,900	50,511
Viacom, Inc. – Class B(a)	4,100	192,864

		665,653

Multiline Retail – 1.4%
Izumi Co., Ltd.	3,700	65,534
Next PLC(a)	3,000	123,981
PPR(a)	700	110,535
Ryohin Keikaku Co., Ltd.	1,200	59,940

		359,990

Specialty Retail – 4.5%
Advance Auto Parts, Inc.(a)	2,000	153,280
AutoZone, Inc.(a) (c)	600	208,728
Bed Bath & Beyond, Inc.(a)(c)	2,100	127,470
Best Buy Co., Inc.	3,000	71,850
GameStop Corp. – Class A(c)	3,000	70,080
Hennes & Mauritz AB – Class B	3,500	114,672
Home Depot, Inc. (The)(a)	3,700	164,243
L’Occitane International SA	56,000	123,536
PetSmart, Inc.(a)	2,300	122,406
USS Co., Ltd.	580	55,477

		1,211,742

Textiles, Apparel & Luxury Goods – 0.9%
Coach, Inc.(a)	1,900	133,095
Trinity Ltd.	146,000	117,464

		250,559

		4,327,972

Consumer Staples – 14.9%
Beverages – 1.9%
Asahi Group Holdings Ltd.	3,100	68,717

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	29

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Coca-Cola Enterprises, Inc.(a)	8,100	$216,999
Davide Campari-Milano SpA	18,000	120,030
Monster Beverage Corp.(a)(c)	1,100	114,961

		520,707

Food & Staples Retailing – 4.2%
Aeon Co., Ltd.(b)	5,400	71,314
Alimentation Couche Tard, Inc.	3,000	91,104
China Resources Enterprise Ltd.	28,000	96,298
Circle K Sunkus Co., Ltd.	3,900	67,421
Costco Wholesale Corp.(a)	1,600	131,632
George Weston Ltd.(b)	1,900	123,376
Jeronimo Martins SGPS SA(a)(c)	8,700	145,360
Kroger Co. (The)(a)	5,600	133,056
Metcash Ltd.	15,200	65,162
Seven & I Holdings Co., Ltd.	2,000	56,451
Woolworths Ltd.	5,400	142,048

		1,123,222

Food Products – 5.7%
ConAgra Foods, Inc.(a)	7,000	186,690
Danone	2,500	154,662
General Mills, Inc.(a)	4,700	187,201
Golden Agri-Resources Ltd.	363,000	211,394
Greggs PLC	15,000	120,739
House Foods Corp.	2,500	46,614
Kraft Foods, Inc. – Class A(a)	5,000	191,500
Parmalat SpA	47,400	89,944
Sara Lee Corp.(a)	5,400	103,410
Tyson Foods Inc – Class A(a)	9,000	167,760
Viterra, Inc.	5,300	57,033

		1,516,947

Household Products – 0.9%
Henkel AG & Co. KGaA	3,000	156,164
Kimberly-Clark Corp.(a)	1,000	71,560

		227,724

Personal Products – 0.7%
Herbalife Ltd.	1,400	81,032
Kobayashi Pharmaceutical Co., Ltd.	1,100	56,644
Kose Corp.	1,600	39,536

		177,212

Tobacco – 1.5%
Altria Group, Inc.(a)	6,800	193,120
Philip Morris International, Inc.	2,900	216,833

		409,953

		3,975,765

Financials – 14.6%
Capital Markets – 1.1%
Franklin Resources, Inc.	1,000	106,100

30	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Hargreaves Lansdown PLC	16,800	$109,463
Raymond James Financial, Inc.(a)	2,200	77,000

		292,563

Commercial Banks – 4.3%
Bank of China Ltd.	230,000	97,998
Bendigo and Adelaide Bank Ltd.	10,000	87,965
DBS Group Holdings Ltd.	5,000	53,664
Gunma Bank Ltd. (The)	13,000	70,978
HSBC Holdings PLC(a)	16,100	134,517
Royal Bank of Canada(b)	2,500	130,573
San-In Godo Bank Ltd. (The)	13,000	98,394
Standard Chartered PLC(a)	6,300	152,258
Svenska Handelsbanken AB	4,000	116,984
Toronto-Dominion Bank (The)(a)(b)	1,700	131,463
Westpac Banking Corp.	3,600	80,702

		1,155,496

Consumer Finance – 0.5%
Hitachi Capital Corp.	4,900	73,964
Provident Financial PLC	5,000	75,652

		149,616

Diversified Financial Services – 1.0%
Challenger Ltd./AU	13,700	64,344
Investor AB	6,000	121,685
ORIX Corp.	750	70,288
TMX Group, Inc.	200	8,551

		264,868

Insurance – 5.1%
AIA Group Ltd.(a)	52,000	173,740
Allied World Assurance Co. Holdings AG	2,000	123,060
American Financial Group, Inc./OH(a)	4,500	165,015
Assurant, Inc.(a)	3,500	138,600
Fairfax Financial Holdings Ltd.	200	81,181
Intact Financial Corp.	900	53,065
Lancashire Holdings Ltd.	8,000	86,850
Prudential Financial, Inc.(a)	1,800	103,032
RSA Insurance Group PLC	76,900	128,541
Suncorp Group Ltd.	7,000	62,429
Travelers Cos., Inc. (The)(a)	2,300	134,090
Tryg AS	2,000	108,793

		1,358,396

Real Estate Investment Trusts (REITs) – 0.4%
Mirvac Group	44,300	58,073
Westfield Group	5,000	45,112

		103,185

Real Estate Management & Development – 2.2%
Daiwa House Industry Co., Ltd.	6,000	75,901

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	31

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsui Fudosan Co., Ltd.	4,000	$66,010
Sun Hung Kai Properties Ltd.(a)	13,000	180,367
Tokyu Land Corp.	29,000	120,821
Wharf Holdings Ltd.(a)	24,000	136,888

		579,987

		3,904,111

Information Technology – 12.4%
Communications Equipment – 1.7%
Cisco Systems, Inc.(a)	6,000	117,780
Motorola Solutions, Inc.(a)	3,400	157,794
QUALCOMM, Inc.(a)(d)	2,100	123,522
ZTE Corp. – Class H(b)	20,000	54,194

		453,290

Computers & Peripherals – 1.3%
Apple, Inc.(a)(c)	300	136,944
Lenovo Group Ltd.(a)	139,000	110,652
NEC Corp.(c)	18,000	36,025
Western Digital Corp.(c)	2,000	72,700

		356,321

Electronic Equipment, Instruments & Components – 2.0%
Alps Electric Co., Ltd.	5,700	44,284
Celestica, Inc.(c)	10,000	85,170
Dolby Laboratories, Inc. – Class A(c)	1,700	61,829
Hitachi Ltd.	10,000	55,628
Ingenico	3,400	142,737
Tech Data Corp.(a)(c)	3,000	155,760

		545,408

Internet Software & Services – 0.5%
VeriSign, Inc.(a)	3,200	118,592

IT Services – 2.2%
Cap Gemini SA(a)	3,000	109,677
Computacenter PLC	19,900	124,823
Iress Market Technology Ltd.	8,500	62,676
Mastercard, Inc. – Class A(a)	400	142,228
SAIC, Inc.(a)(c)	10,900	140,174

		579,578

Semiconductors & Semiconductor Equipment – 2.3%
Applied Materials, Inc.(a)	10,000	122,800
ARM Holdings PLC	13,400	128,966
ASML Holding NV (ADR)	2,900	124,671
Marvell Technology Group Ltd.(c)	7,000	108,710
NVIDIA Corp.(a)(c)	6,000	88,620
Rohm Co., Ltd.	1,000	49,562

		623,329

32	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.4%
Activision Blizzard, Inc.(a)	11,600	$143,144
Aveva Group PLC	6,400	159,304
CA, Inc.	3,500	90,230
Cadence Design Systems, Inc.(a)(c)	11,600	122,496
Intuit, Inc.(a)	2,300	129,812

		644,986

		3,321,504

Energy – 10.0%
Energy Equipment & Services – 2.5%
Diamond Offshore Drilling, Inc.(b)	2,000	124,600
National Oilwell Varco, Inc.(a)	2,000	147,960
SEACOR Holdings, Inc.(c)	700	64,071
Seadrill Ltd.	3,200	119,155
Technip SA	1,300	122,464
WorleyParsons Ltd.	3,000	86,776

		665,026

Oil, Gas & Consumable Fuels – 7.5%
Beach Energy Ltd.	40,000	62,737
Caltex Australia Ltd.	5,000	67,524
Cenovus Energy, Inc.	1,500	54,737
Chevron Corp.(a)	1,500	154,620
China Petroleum & Chemical Corp. – Class H	170,000	204,469
ConocoPhillips(a)	3,700	252,377
Crescent Point Energy Corp.(b)	1,000	45,737
Husky Energy, Inc.	3,000	73,272
Idemitsu Kosan Co., Ltd.	400	43,366
Kunlun Energy Co., Ltd.(a)	58,000	91,335
Marathon Oil Corp.(a)	4,500	141,255
Oil Search Ltd.	20,000	140,037
Petrominerales Ltd.	3,000	62,621
Peyto Exploration & Development Corp.	2,300	45,257
Royal Dutch Shell PLC – Class A	4,000	141,907
Statoil ASA	7,000	176,240
Total SA	3,500	185,506
Vermilion Energy, Inc.(b)	1,500	68,814

		2,011,811

		2,676,837

Health Care – 9.2%
Biotechnology – 0.8%
Amgen, Inc.(a)	2,000	135,820
Gilead Sciences, Inc.(a)(c)	1,800	87,912

		223,732

Health Care Equipment & Supplies – 0.9%
Coloplast A/S(a)	800	118,106
Medtronic, Inc.(a)	3,300	127,281

		245,387

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	33

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.6%
AmerisourceBergen Corp. – Class A(a)	2,700	$105,219
Health Net, Inc.(a)(c)	3,000	113,220
Humana, Inc.(a)	1,300	115,726
McKesson Corp.(a)	1,700	138,924
Ramsay Health Care Ltd.	4,100	82,665
WellPoint, Inc.(a)	2,300	147,936

		703,690

Pharmaceuticals – 4.9%
Bayer AG	2,100	147,518
Bristol-Myers Squibb Co.(a)	5,300	170,872
Eli Lilly & Co.(a)	4,800	190,752
GlaxoSmithKline PLC(a)	6,000	133,463
Kissei Pharmaceutical Co., Ltd.	3,400	70,396
Otsuka Holdings Co., Ltd.	3,000	85,066
Roche Holding AG	800	135,724
Sanofi	1,700	126,043
Shire PLC(a)	3,900	129,468
Takeda Pharmaceutical Co., Ltd.	2,400	104,339

		1,293,641

		2,466,450

Materials – 7.7%
Chemicals – 5.2%
Agrium, Inc. (Toronto)	1,500	120,919
Air Water, Inc.	3,000	39,585
Asahi Kasei Corp.	10,000	63,472
CF Industries Holdings, Inc.(a)	800	141,904
DuluxGroup Ltd.(b)	20,000	60,495
K&S AG	2,600	124,298
Monsanto Co.	800	65,640
Sherwin-Williams Co. (The)(a)	2,000	195,060
Solvay SA(b)	1,400	138,538
Syngenta AG(c)	600	182,204
Tokuyama Corp.	26,000	89,898
Valspar Corp.(a)	4,000	172,960

		1,394,973

Construction Materials – 0.2%
Adelaide Brighton Ltd.	14,500	45,672

Containers & Packaging – 0.4%
Ball Corp.(a)	2,500	98,150

Metals & Mining – 1.7%
Ferrexpo PLC	25,000	134,761
Iluka Resources Ltd.	3,000	58,298
Maruichi Steel Tube Ltd.	2,800	65,443
Sherritt International Corp.	10,000	63,130
Sims Metal Management Ltd.	4,300	68,967

34	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Zijin Mining Group Co., Ltd.(b)	141,000	$61,737

		452,336

Paper & Forest Products – 0.2%
Domtar Corp.	800	69,104

		2,060,235

Telecommunication Services – 3.6%
Diversified Telecommunication Services – 3.0%
BCE, Inc.(a)	4,000	163,200
BT Group PLC(a)	48,000	154,420
China Telecom Corp., Ltd. – Class H(a)	114,000	63,956
Koninklijke KPN NV	7,800	85,593
Nippon Telegraph & Telephone Corp.	1,800	90,297
Telstra Corp., Ltd.	20,700	73,164
Verizon Communications, Inc.(a)	4,500	169,470

		800,100

Wireless Telecommunication Services – 0.6%
StarHub Ltd.	70,000	157,339

		957,439

Utilities – 3.2%
Electric Utilities – 1.3%
CLP Holdings Ltd.(a)	7,500	61,320
Duke Energy Corp.(a)	7,800	166,218
Power Assets Holdings Ltd.(a)	10,000	72,022
Shikoku Electric Power Co., Inc.	1,600	46,408

		345,968

Independent Power Producers & Energy Traders – 0.6%
China Power International Development Ltd.(b)	250,000	63,528
Drax Group PLC	10,000	83,844

		147,372

Multi-Utilities – 0.9%
Canadian Utilities Ltd.	1,500	90,296
Public Service Enterprise Group, Inc.(a)	5,200	157,768

		248,064

Water Utilities – 0.4%
Severn Trent PLC(a)	5,000	120,279

		861,683

Total Common Stocks (cost $27,830,795)		29,067,461

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	35

Market Neutral Strategy – Global—Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - CALLS – 0.4%
CBOE SPX Volitility Index Expiration: Mar 2012, Exercise Price: $ 42.50(c)(e)	185	$7,400
CBOE SPX Volitility Index Expiration: Apr 2012, Exercise Price: $ 42.50(c)(e)	400	28,000
Financial Select Sector SPDR Expiration: Mar 2012, Exercise Price: $ 14.00(c)(e)	1,000	48,000
iShares MSCI Emerging Mkt Index Expiration: Mar 2012, Exercise Price: $ 42.00(c)(e)	100	15,800

Total Options Purchased – Calls (cost $274,112)		99,200

	Shares
SHORT-TERM INVESTMENTS – 7.0%
Investment Companies – 7.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(f) (cost $1,865,754)	1,865,754	1,865,754

Total Investments Before Security Lending Collateral for Securities Loaned – 116.1% (cost $29,970,661)		31,032,415

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.5%
Investment Companies – 5.5%
AllianceBernstein Exchange Reserves – Class I, 0.19%(f) (cost $1,468,929)	1,468,929	1,468,929

Total Investments, Before Securities Sold Short – 121.6% (cost $31,439,590)		32,501,344

SECURITIES SOLD SHORT – (100.0)%
COMMON STOCKS – (99.0)%
Industrials – (17.4)%
Aerospace & Defense – (1.4)%
CAE, Inc.	(8,000)	(88,242)
Honeywell International, Inc.	(1,400)	(81,256)
Precision Castparts Corp.	(600)	(98,208)
Rockwell Collins, Inc.	(2,000)	(115,780)

		(383,486)

Air Freight & Logistics – (0.5)%
Expeditors International of Washington, Inc.	(1,700)	(75,905)
Toll Holdings Ltd.	(10,900)	(57,816)

		(133,721)

36	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – (0.9)%
Air China Ltd.	(100,000)	$(79,110)
Singapore Airlines Ltd.	(18,000)	(158,119)

		(237,229)

Building Products – (0.7)%
Assa Abloy AB	(5,000)	(136,053)
Daikin Industries Ltd.	(2,300)	(66,835)

		(202,888)

Commercial Services & Supplies – (1.8)%
Babcock International Group PLC	(9,800)	(112,837)
Iron Mountain, Inc.	(2,200)	(67,804)
Progressive Waste Solutions Ltd.	(3,500)	(79,480)
Republic Services, Inc. – Class A	(2,100)	(61,488)
Transfield Services Ltd.	(14,800)	(31,413)
Waste Management, Inc.	(3,700)	(128,612)

		(481,634)

Construction & Engineering – (2.6)%
Carillion PLC	(16,900)	(82,421)
Eiffage SA	(3,700)	(113,728)
Fomento de Construcciones y Contratas SA	(1,900)	(44,710)
Hochtief AG	(1,400)	(90,530)
JGC Corp.	(2,000)	(55,328)
Leighton Holdings Ltd.	(4,500)	(111,798)
Quanta Services, Inc.(c)	(4,300)	(92,880)
Taisei Corp.	(14,000)	(38,788)
UGL Ltd.	(4,000)	(56,915)

		(687,098)

Electrical Equipment – (1.0)%
Emerson Electric Co.	(2,300)	(118,174)
Nidec Corp.	(800)	(76,644)
Rockwell Automation, Inc.	(900)	(70,083)

		(264,901)

Industrial Conglomerates – (2.6)%
3M Co.	(1,100)	(95,381)
Danaher Corp.	(2,300)	(120,773)
Jardine Matheson Holdings Ltd.	(2,800)	(144,806)
Keihan Electric Railway Co., Ltd.	(20,000)	(99,445)
Koninklijke Philips Electronics NV	(3,500)	(70,892)
SembCorp Industries Ltd.	(41,000)	(155,060)

		(686,357)

Machinery – (1.0)%
Cummins, Inc.	(900)	(93,600)
Eaton Corp.	(1,200)	(58,836)
Japan Steel Works Ltd. (The)	(10,000)	(81,009)
Nabtesco Corp.	(2,200)	(46,921)

		(280,366)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	37

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – (1.4)%
Adecco SA(c)	(2,000)	$(95,234)
Capita Group PLC (The)	(7,000)	(67,919)
Dun & Bradstreet Corp.	(1,500)	(124,215)
Hays PLC	(39,100)	(44,049)
Stantec, Inc.(c)	(1,500)	(41,737)

		(373,154)

Road & Rail – (2.0)%
Asciano Ltd.	(12,200)	(60,848)
Canadian Pacific Railway Ltd.	(1,200)	(85,581)
Firstgroup PLC	(37,900)	(185,397)
Nagoya Railroad Co., Ltd.	(17,000)	(48,880)
Tobu Railway Co., Ltd.	(28,000)	(146,830)

		(527,536)

Trading Companies & Distributors – (0.8)%
Fastenal Co.	(2,200)	(102,696)
MISUMI Group, Inc.	(2,000)	(46,726)
MSC Industrial Direct Co. – Class A	(900)	(68,418)

		(217,840)

Transportation Infrastructure – (0.7)%
Aeroports de Paris	(800)	(59,135)
Groupe Eurotunnel SA	(7,200)	(59,434)
Transurban Group	(11,000)	(64,110)

		(182,679)

		(4,658,889)

Consumer Discretionary – (16.7)%
Auto Components – (1.5)%
BorgWarner, Inc.(c)	(1,100)	(82,093)
Cie Generale des Etablissements Michelin – Class B	(2,000)	(137,229)
Johnson Controls, Inc.	(2,900)	(92,133)
NGK Spark Plug Co., Ltd.	(4,000)	(49,468)
Stanley Electric Co., Ltd.	(2,700)	(41,508)

		(402,431)

Automobiles – (0.3)%
Toyota Motor Corp.	(2,400)	(88,518)

Distributors – (0.9)%
Li & Fung Ltd.	(68,000)	(147,911)
LKQ Corp.(c)	(2,500)	(81,500)

		(229,411)

Diversified Consumer Services – (0.2)%
Weight Watchers International, Inc.	(700)	(53,291)

Hotels, Restaurants & Leisure – (2.3)%
Darden Restaurants, Inc.	(2,900)	(133,023)
Genting Singapore PLC(c)	(104,000)	(134,259)

38	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc.	(2,100)	$(113,904)
TABCORP Holdings Ltd.	(14,800)	(45,722)
Tatts Group Ltd.	(36,100)	(97,244)
TUI Travel PLC	(27,700)	(83,645)

		(607,797)

Household Durables – (0.3)%
Panasonic Corp.	(11,800)	(95,528)

Leisure Equipment & Products – (1.2)%
Hasbro, Inc.	(3,200)	(111,712)
Mattel, Inc.	(4,100)	(127,100)
Shimano, Inc.	(1,500)	(74,218)

		(313,030)

Media – (3.6)%
Austar United Communications Ltd.(c)	(40,000)	(50,442)
Comcast Corp. – Class A	(4,500)	(119,655)
Consolidated Media Holdings Ltd.	(20,000)	(56,814)
Daily Mail & General Trust PLC	(10,000)	(68,967)
Dentsu, Inc.	(1,600)	(53,525)
Groupe Aeroplan, Inc.	(3,400)	(42,250)
Informa PLC	(13,200)	(81,472)
JCDecaux SA(c)	(4,000)	(101,678)
Liberty Global, Inc.(c)	(1,200)	(55,056)
Mediaset SpA	(20,000)	(59,221)
Seven West Media Ltd.	(15,100)	(55,477)
Thomson Reuters Corp. (New York)	(5,200)	(142,948)
Thomson Reuters Corp. (Toronto)	(2,400)	(65,918)

		(953,423)

Multiline Retail – (2.4)%
Debenhams PLC	(114,000)	(121,920)
Dollar General Corp.(c)	(2,100)	(89,481)
Family Dollar Stores, Inc.	(1,500)	(83,700)
JC Penney Co., Inc.	(3,500)	(145,425)
Marui Group Co., Ltd.	(5,900)	(47,502)
Parkson Retail Group Ltd.	(65,000)	(77,284)
Target Corp.	(1,500)	(76,215)

		(641,527)

Specialty Retail – (3.0)%
CarMax, Inc.(c)	(2,500)	(76,075)
Fast Retailing Co., Ltd.	(600)	(119,591)
Halfords Group PLC	(12,000)	(60,375)
Nitori Holdings Co., Ltd.	(950)	(87,369)
O’Reilly Automotive, Inc.(c)	(900)	(73,359)
Ross Stores, Inc.	(2,000)	(101,640)
Sports Direct International PLC(c)	(15,200)	(58,773)
Super Retail Auto Group Ltd.	(710)	(4,438)
TJX Cos., Inc.	(1,900)	(129,466)
Tractor Supply Co.	(1,000)	(80,770)

		(791,856)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	39

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – (1.0)%
Ports Design Ltd.	(55,000)	$(90,023)
VF Corp.	(700)	(92,043)
Yue Yuen Industrial Holdings Ltd.	(30,000)	(91,765)

		(273,831)

		(4,450,643)

Financials – (14.3)%
Capital Markets – (1.9)%
Ashmore Group PLC	(19,000)	(111,372)
BlackRock, Inc. – Class A	(400)	(72,800)
Invesco Ltd.	(3,100)	(69,967)
Macquarie Group Ltd.	(1,500)	(40,579)
Schroders PLC	(5,000)	(114,352)
TD Ameritrade Holding Corp.	(6,400)	(103,104)

		(512,174)

Commercial Banks – (3.1)%
Australia & New Zealand Banking Group Ltd.	(3,600)	(81,883)
Banco Santander SA	(14)	(109)
Bank of East Asia Ltd.	(27,400)	(111,810)
Bank of Montreal	(800)	(46,506)
Bank of Nova Scotia	(800)	(41,113)
Commonwealth Bank of Australia	(1,800)	(96,715)
Hiroshima Bank Ltd. (The)	(15,000)	(70,641)
Joyo Bank Ltd. (The)	(29,000)	(128,669)
Mizuho Financial Group, Inc.	(50,700)	(76,780)
Nordea Bank AB	(10,000)	(83,944)
US Bancorp	(3,400)	(95,948)

		(834,118)

Diversified Financial Services – (2.0)%
Aker ASA	(1,900)	(53,508)
Hong Kong Exchanges and Clearing Ltd.	(5,700)	(98,853)
Industrivarden AB	(6,000)	(85,353)
Mitsubishi UFJ Lease & Finance Co., Ltd.	(990)	(41,528)
Onex Corp.	(2,200)	(76,134)
Pohjola Bank PLC	(6,000)	(64,061)
Singapore Exchange Ltd.	(21,000)	(108,200)

		(527,637)

Insurance – (5.4)%
AMP Ltd.	(13,500)	(61,228)
AON Corp.	(2,900)	(140,447)
Aviva PLC	(17,000)	(93,751)
Berkshire Hathaway, Inc.(c)	(2,600)	(203,762)
China Life Insurance Co., Ltd. – Class H	(36,000)	(105,672)
China Pacific Insurance Group Co., Ltd.	(35,800)	(119,124)
Everest Re Group Ltd.	(1,100)	(93,940)
Insurance Australia Group Ltd.	(15,000)	(46,348)
Manulife Financial Corp.	(5,000)	(58,393)
MS&AD Insurance Group Holdings	(4,200)	(86,326)

40	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

NKSJ Holdings, Inc.	(1,900)	$(41,486)
Power Corp. of Canada	(3,200)	(77,806)
Power Financial Corp.	(2,000)	(53,336)
Prudential PLC	(9,000)	(99,549)
Sun Life Financial, Inc.	(3,100)	(62,111)
Willis Group Holdings PLC	(2,300)	(89,401)

		(1,432,680)

Real Estate Investment Trusts (REITs) – (0.2)%
Klepierre	(2,200)	(66,181)

Real Estate Management & Development – (1.7)%
China Overseas Land & Investment Ltd.	(50,000)	(92,510)
City Developments Ltd.	(19,000)	(148,606)
Lend Lease Group	(5,200)	(40,578)
Mitsubishi Estate Co., Ltd.	(5,000)	(80,039)
Swire Pacific Ltd.	(6,500)	(72,281)
Swire Properties Ltd.(c)	(4,550)	(11,499)

		(445,513)

		(3,818,303)

Consumer Staples – (12.4)%
Beverages – (3.8)%
Anheuser-Busch InBev NV	(2,900)	(176,323)
Carlsberg A/S	(2,100)	(160,075)
Coca-Cola Amatil Ltd.	(5,500)	(67,455)
Coca-Cola Co. (The)	(3,500)	(236,355)
Kirin Holdings Co., Ltd.	(7,000)	(86,133)
Molson Coors Brewing Co. – Class B	(3,100)	(132,959)
PepsiCo, Inc./NC	(2,600)	(170,742)

		(1,030,042)

Food & Staples Retailing – (3.4)%
Carrefour SA	(5,800)	(132,789)
Lawson, Inc.	(1,100)	(66,934)
Shoppers Drug Mart Corp.	(3,100)	(128,304)
Sysco Corp.	(5,400)	(162,594)
Wal-Mart Stores, Inc.	(3,000)	(184,080)
Walgreen Co.	(4,200)	(140,112)
Wesfarmers Ltd.	(1,300)	(41,793)
Whole Foods Market, Inc.	(700)	(51,821)

		(908,427)

Food Products – (3.6)%
Aryzta AG(c)	(2,000)	(92,451)
GrainCorp Ltd.	(5,800)	(48,301)
HJ Heinz Co.	(2,500)	(129,625)
Kellogg Co.	(2,500)	(123,800)
Kikkoman Corp.	(6,000)	(69,724)
Maple Leaf Foods, Inc.	(7,800)	(86,269)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	41

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Ralcorp Holdings, Inc.(c)	(1,400)	$(122,430)
Saputo, Inc.	(1,500)	(61,095)
Tingyi Cayman Islands Holding Corp.	(36,000)	(105,484)
Want Want China Holdings Ltd.	(136,000)	(126,354)

		(965,533)

Household Products – (0.5)%
Church & Dwight Co., Inc.	(2,700)	(122,499)

Personal Products – (0.5)%
Hengan International Group Co., Ltd.	(10,000)	(89,358)
Shiseido Co., Ltd.	(2,500)	(46,018)

		(135,376)

Tobacco – (0.6)%
Lorillard, Inc.	(1,500)	(161,085)

		(3,322,962)

Information Technology – (9.0)%
Computers & Peripherals – (1.2)%
Dell, Inc.(c)	(8,000)	(137,840)
EMC Corp./Massachusetts(c)	(2,700)	(69,552)
NetApp, Inc.(c)	(1,600)	(60,384)
Toshiba Corp.	(10,000)	(42,533)

		(310,309)

Electronic Equipment, Instruments & Components – (1.6)%
FLIR Systems, Inc.	(2,700)	(69,525)
Halma PLC	(16,600)	(92,730)
Hexagon AB	(8,400)	(145,362)
Trimble Navigation Ltd.(c)	(1,400)	(65,562)
Yaskawa Electric Corp.	(6,000)	(53,036)

		(426,215)

Internet Software & Services – (0.7)%
eBay, Inc.(c)	(3,100)	(97,960)
Telecity Group PLC(c)	(8,500)	(86,798)

		(184,758)

IT Services – (2.8)%
Accenture PLC	(1,400)	(80,276)
Automatic Data Processing, Inc.	(1,700)	(93,126)
CGI Group, Inc.(c)	(2,600)	(52,508)
Cognizant Technology Solutions Corp. – Class A(c)	(1,400)	(100,450)
Computer Sciences Corp.	(2,600)	(67,158)
Genpact Ltd.(c)	(4,800)	(70,224)
Indra Sistemas SA	(5,500)	(72,544)
Infosys Ltd. (Sponsored ADR)	(1,500)	(82,485)
Paychex, Inc.	(2,300)	(72,450)
VeriFone Systems, Inc.(c)	(1,600)	(68,320)

		(759,541)

42	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Office Electronics – (0.3)%
Xerox Corp.	(8,900)	$(68,975)

Semiconductors & Semiconductor Equipment – (0.6)%
Altera Corp.	(1,800)	(71,622)
KLA-Tencor Corp.	(2,000)	(102,260)

		(173,882)

Software – (1.8)%
Electronic Arts, Inc.(c)	(3,000)	(55,710)
Factset Research Systems, Inc.	(1,200)	(105,984)
Misys PLC(c)	(20,000)	(101,941)
Nintendo Co., Ltd.	(300)	(40,742)
Salesforce.com, Inc.(c)	(700)	(81,760)
VMware, Inc. – Class A(c)	(1,100)	(100,397)

		(486,534)

		(2,410,214)

Materials – (8.3)%
Chemicals – (4.5)%
Air Products & Chemicals, Inc.	(1,500)	(132,045)
Akzo Nobel NV	(2,000)	(104,359)
Dow Chemical Co. (The)	(1,900)	(63,669)
Ecolab, Inc.	(2,000)	(120,880)
EI du Pont de Nemours & Co.	(2,300)	(117,047)
Incitec Pivot Ltd.	(15,600)	(53,135)
Linde AG	(500)	(79,511)
Nippon Paint Co., Ltd.	(7,000)	(51,763)
Praxair, Inc.	(1,500)	(159,300)
Showa Denko KK	(27,000)	(59,016)
Toray Industries, Inc.	(7,000)	(52,711)
Ube Industries Ltd.	(12,000)	(34,574)
Umicore SA	(2,300)	(107,139)
Yara International ASA	(1,700)	(68,558)

		(1,203,707)

Construction Materials – (0.8)%
Boral Ltd.	(16,100)	(69,023)
Fletcher Building Ltd.	(11,700)	(62,925)
Holcim Ltd.(c)	(1,500)	(85,847)

		(217,795)

Containers & Packaging – (0.5)%
Crown Holdings, Inc.(c)	(2,300)	(82,961)
Rock-Tenn Co.	(900)	(55,674)

		(138,635)

Metals & Mining – (2.3)%
Hitachi Metals Ltd.	(5,000)	(57,497)
Ivanhoe Mines Ltd.(c)	(3,000)	(48,379)
JFE Holdings, Inc.	(2,600)	(46,450)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	43

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Rio Tinto Ltd.	(1,300)	$(95,381)
Sumitomo Metal Industries Ltd.	(32,000)	(57,274)
ThyssenKrupp AG	(3,000)	(85,519)
United Co. RUSAL PLC(c)	(171,000)	(130,072)
Xstrata PLC	(5,000)	(85,107)

		(605,679)

Paper & Forest Products – (0.2)%
Portucel Empresa Produtora de Pasta e Papel SA(c)	(25,000)	(59,215)

		(2,225,031)

Health Care – (7.2)%
Health Care Equipment & Supplies – (1.5)%
Becton Dickinson and Co.	(1,700)	(133,297)
Edwards Lifesciences Corp.(c)	(1,000)	(82,670)
Elekta AB	(2,900)	(138,766)
Sysmex Corp.	(1,500)	(49,625)

		(404,358)

Health Care Providers & Services – (2.0)%
CIGNA Corp.	(3,400)	(152,422)
Fresenius Medical Care AG & Co. KGaA	(700)	(50,045)
HCA Holdings, Inc.(c)	(2,300)	(56,212)
Henry Schein, Inc.(c)	(1,700)	(120,513)
Miraca Holdings, Inc.	(1,000)	(37,521)
Primary Health Care Ltd.	(16,300)	(51,484)
Universal Health Services, Inc. – Class B	(1,500)	(61,935)

		(530,132)

Life Sciences Tools & Services – (0.4)%
Waters Corp.(c)	(1,100)	(95,227)

Pharmaceuticals – (3.3)%
Allergan, Inc./United States	(1,800)	(158,238)
Chugai Pharmaceutical Co., Ltd.	(3,000)	(47,790)
Hikma Pharmaceuticals PLC	(9,400)	(106,485)
Hisamitsu Pharmaceutical Co., Inc.	(1,100)	(47,726)
Johnson & Johnson	(2,300)	(151,593)
Meda AB	(12,900)	(136,485)
Mylan, Inc./PA(c)	(3,400)	(70,550)
Novartis AG	(2,000)	(108,547)
Tsumura & Co.	(2,000)	(59,729)

		(887,143)

		(1,916,860)

Energy – (6.5)%
Energy Equipment & Services – (2.0)%
Cameron International Corp.(c)	(1,100)	(58,520)
China Oilfield Services Ltd. – Class H	(60,000)	(97,194)
Cie Generale de Geophysique-Veritas(c)	(4,000)	(111,958)
FMC Technologies, Inc.(c)	(2,000)	(102,220)

44	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Schlumberger Ltd.	(800)	$(60,136)
Tenaris SA	(5,000)	(98,254)

		(528,282)

Oil, Gas & Consumable Fuels – (4.5)%
Cameco Corp.	(3,500)	(81,191)
Crew Energy, Inc.(c)	(5,000)	(68,316)
El Paso Corp.	(5,800)	(155,846)
Encana Corp.	(3,700)	(70,886)
EQT Corp.	(1,500)	(75,780)
Etablissements Maurel et Prom	(5,000)	(83,247)
Exxon Mobil Corp.	(2,300)	(192,602)
Penn West Petroleum Ltd.	(3,000)	(65,373)
Royal Dutch Shell PLC – Class A	(2,000)	(71,120)
Santos Ltd.	(7,000)	(99,933)
Showa Shell Sekiyu KK	(17,400)	(119,502)
Tourmaline Oil Corp.(c)	(1,700)	(41,165)
Whitehaven Coal Ltd.	(12,100)	(72,984)

		(1,197,945)

		(1,726,227)

Telecommunication Services – (3.9)%
Diversified Telecommunication Services – (2.5)%
AT&T, Inc.	(4,500)	(132,345)
Inmarsat PLC	(10,000)	(63,174)
Singapore Telecommunications Ltd.	(68,000)	(167,055)
Telenet Group Holding NV(c)	(6,300)	(249,474)
TPG Telecom Ltd.	(36,000)	(57,333)

		(669,381)

Wireless Telecommunication Services – (1.4)%
Crown Castle International Corp.(c)	(2,300)	(111,504)
Rogers Communications, Inc. (New York)	(3,200)	(123,040)
Rogers Communications, Inc. (Toronto)	(2,000)	(76,893)
SBA Communications Corp. – Class A(c)	(1,600)	(73,152)

		(384,589)

		(1,053,970)

Utilities – (3.3)%
Electric Utilities – (1.9)%
Cheung Kong Infrastructure Holdings Ltd.	(24,000)	(136,708)
FirstEnergy Corp.	(1,700)	(71,774)
Northeast Utilities	(1,600)	(55,600)
PPL Corp.	(3,000)	(83,370)
Tohoku Electric Power Co., Inc.	(5,800)	(54,693)
Verbund AG	(3,700)	(100,554)

		(502,699)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	45

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – (0.2)%
Toho Gas Co., Ltd.	(8,000)	$(51,928)

Independent Power Producers & Energy Traders – (0.5)%
EDP Renovaveis SA(c)	(16,200)	(93,329)
Northland Power, Inc.	(3,100)	(53,331)

		(146,660)

Multi-Utilities – (0.7)%
AGL Energy Ltd.	(2,800)	(43,352)
PG&E Corp.	(3,200)	(130,112)

		(173,464)

		(874,751)

Total Common Stocks (proceeds $25,406,945)		(26,457,850)

Investment Companies – (1.0)%
Funds and Investment Trusts – (1.0)%
iShares PLC – iShares FTSE 100 (proceeds $257,107)	(30,000)	(267,665)

Total Securities Sold Short (proceeds $25,149,838)		(26,725,515)

Total Investments, Net of Securities Sold Short – 21.6% (cost $6,289,752)		5,775,829
Other assets less liabilities – 78.4%		20,959,883

Net Assets – 100.0%		$26,735,712

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	S&P US 100 Total Return Index	73	0.44%	$74	5/15/12	UBS AG	$982

Pay Total Return on Reference Index
Pay	Russell 2000 Total Return Index	11	0.15%	38	5/12/12	UBS AG	(1,372)

							$(390)

(a)	Securities, or a portion thereof, with an aggregate market value of $13,492,550 have been segregated to collateralize short sales.

46	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	Position, or a portion thereof, has been segregated to collateralize credit default swaps. The aggregate market value of these securities amounted to $23,528.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	47

Market Neutral Strategy – Global—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2012 (unaudited)

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,842,769 and $28,104,907, respectively)(a)	$9,272,556		$29,166,661
Affiliated issuers (cost $2,165,373 and $3,334,683, – including investment of cash collateral for securities loaned of $225,175 and $1,468,929, respectively)	2,165,373		3,334,683
Deposit at broker for securities sold short	7,699,446		22,130,689
Foreign currencies, at value (cost $573 and $138,987, respectively)	588		138,425
Receivable for investment securities sold	790,592		2,570,231
Receivable for capital stock sold	297,546		– 0	–
Receivable due from Adviser	38,906		– 0	–
Dividends and interest receivable	5,325		17,208
Unrealized appreciation on total return swap contracts	2,639		982
Other asset (see Note B)	– 0	–	1,115

Total assets	20,272,971		57,359,994

Liabilities
Payable for securities sold short, at value (proceeds received $7,831,884 and $25,664,051, respectively)	8,229,800		26,725,515
Payable for investment securities purchased and foreign currency transactions	937,082		2,332,485
Payable for collateral on securities loaned	225,175		1,468,929
Transfer Agent fee payable	7,220		7,741
Dividends payable	4,829		25,703
Unrealized depreciation on total return swap contracts	3,869		1,372
Distribution fee payable	1,910		313
Advisory fee payable	– 0	–	7,906
Accrued expenses and other liabilities	66,864		54,318

Total liabilities	9,476,749		30,624,282

Net Assets	$10,796,222		$26,735,712

Composition of Net Assets
Capital stock, at par	$2,102		$5,224
Additional paid-in capital	10,754,084		27,410,558
Accumulated net investment loss	(37,128)		(203,363)
Accumulated net realized gain (loss) on investment and foreign currency transactions	46,508		(476,621)
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	30,656		(86)

Net Assets	$10,796,222		$26,735,712

(a)	Includes securities on loan with a value of $176,850 and $1,157,577, respectively.

See notes to financial statements.

48	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Assets & Liabilities

Net Asset Value Per Share—36,000,000,000 shares of capital stock authorized, $.002 par value

Market Neutral Strategy – U.S.	Net Assets	Shares Outstanding	Net Asset Value
Class A	$6,951,762	677,916	$10.25	*

Class C	$239,827	23,596	$10.16

Advisor Class	$1,573,684	152,541	$10.32

Class R	$10,241	1,000	$10.24

Class K	$10,279	1,000	$10.28

Class I	$2,010,429	195,000	$10.31

Market Neutral Strategy – Global
Class A	$350,549	34,403	$10.19	*

Class C	$265,648	26,355	$10.08

Advisor Class	$1,782,694	174,182	$10.23

Class R	$10,159	1,000	$10.16

Class K	$10,197	1,000	$10.20

Class I	$24,316,465	2,375,095	$10.24

*	The maximum offering price per share for Class A shares of Market Neutral – U.S. and Market Neutral – Global were $10.70 and $10.64, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	49

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2012 (unaudited)

	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $138 and $4,967, respectively)	$32,941	$152,845
Affiliated issuers	454	699
Securities lending income	375	2,403

Total income	33,770	155,947

Expenses
Advisory fee (see Note B)	29,406	101,384
Distribution fee – Class A	3,226	362
Distribution fee – Class C	547	933
Distribution fee – Class R	26	26
Distribution fee – Class K	13	13
Transfer agency – Class A	6,471	2,174
Transfer agency – Class C	1,423	1,204
Transfer agency – Advisor Class	1,857	6,374
Transfer agency – Class R	3	3
Transfer agency – Class K	3	3
Transfer agency – Class I	202	1,481
Custodian	53,544	69,000
Administrative	32,463	31,208
Legal	20,240	20,240
Printing	17,572	6,808
Audit	16,928	18,032
Registration fees	13,620	15,088
Directors’ fees	9,572	5,704
Amortization of offering expenses	1,897	1,554
Miscellaneous	3,680	8,280

Total expenses before expenses on securities sold short	212,693	289,871
Dividend expense	28,302	156,108
Broker fee	2,014	19,904
Interest expense	18	65,115

Total expenses	243,027	530,998
Less: expenses waived and reimbursed by the Adviser (see Note B)	(179,475)	(183,098)

Net expenses	63,552	347,900

Net investment loss	(29,782)	(191,953)

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Operations

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$33,946		$(84,660)
Securities sold short	90,821		(295,983)
Futures contracts	– 0	–	47,130
Options written	3,689		(5,577)
Swap contracts	(15,109)		7,376
Foreign currency transactions	12		260
Net change in unrealized appreciation/depreciation of:
Investments	328,932		900,508
Securities sold short	(393,480)		(1,033,500)
Futures contracts	– 0	–	(1,762)
Swap contracts	(3,277)		(1,683)
Foreign currency denominated assets and liabilities	18		(423)

Net gain (loss) on investment and foreign currency transactions	45,552		(468,314)

Contributions from Adviser (see Note B)	– 0	–	1,115

Net Increase (Decrease) in Net Assets from Operations	$15,770		$(659,152)

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	51

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Market Neutral Strategy – U.S.
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(29,782)	$(14,991)
Net realized gain (loss) on investment and foreign currency transactions	113,359	(61,531)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(67,807)	98,463

Net increase in net assets from operations	15,770	21,941
Dividends and Distributions to Shareholders from
Net investment income
Class A	(824)	– 0	–
Class I	(1,189)	– 0	–
Net realized gain on investment transactions
Class A	(3,707)	– 0	–
Class C	(139)	– 0	–
Advisor Class	(222)	– 0	–
Class R	(7)	– 0	–
Class K	(7)	– 0	–
Class I	(1,404)	– 0	–
Capital Stock Transactions
Net increase	8,714,295	2,051,715

Total increase	8,722,566	2,073,656
Net Assets
Beginning of period	2,073,656	– 0	–

End of period (including accumulated net investment loss of ($37,128) and ($5,333), respectively)	$10,796,222	$2,073,656

(a)	Commencement of operations.

See notes to financial statements.

52	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Changes in Net Assets

	Market Neutral Strategy – Global
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(191,953)	$(33,025)
Net realized gain (loss) on investment and foreign currency transactions	(331,454)	1,695
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(136,860)	136,774
Contributions from Adviser (see Note B)	1,115	– 0	–

Net increase (decrease) in net assets from operations	(659,152)	105,444
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(1,331)	– 0	–
Class C	(1,337)	– 0	–
Advisor Class	(7,166)	– 0	–
Class R	(51)	– 0	–
Class K	(51)	– 0	–
Class I	(121,130)	– 0	–
Capital Stock Transactions
Net increase	25,191,356	2,229,130

Total increase	24,401,138	2,334,574
Net Assets
Beginning of period	2,334,574	– 0	–

End of period (including accumulated net investment loss of ($203,363) and ($11,410), respectively)	$26,735,712	$2,334,574

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	53

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy – U.S., AllianceBernstein Market Neutral Strategy – Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy – U.S., AllianceBernstein Market Neutral Strategy – Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global (the “Strategies”). The Strategies commenced operations on August 3, 2010. The Strategies offer Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of January 31, 2012, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares of AllianceBernstein Market Neutral Strategy – U.S. The Advisor was also the sole shareholder of Class R, Class K and Class I shares of AllianceBernstein Market Neutral Strategy – Global as of January 31, 2012. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles

54	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

(“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have the discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swap and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	55

Notes to Financial Statements

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

56	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of January 31, 2012:

Market Neutral Strategy – U.S.
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$9,262,256		$	– 0	–	$	– 0	–	$9,262,256
Options Purchased – Calls	– 0	–		10,300			– 0	–	10,300
Short-Term Investments	1,940,198			– 0	–		– 0	–	1,940,198
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market	225,175			– 0	–		– 0	–	225,175
Liabilities:
Common Stocks*	(8,229,800)			– 0	–		– 0	–	(8,229,800)

Total Investments in Securities	3,197,829			10,300			– 0	–	3,208,129
Other Financial Instruments**:
Assets:
Total Return Swap Contracts	– 0	–		2,639			– 0	–	2,639
Liabilities:
Total Return Swap Contracts	– 0	–		(3,869)			– 0	–	(3,869)

Total	$3,197,829			$9,070		$	– 0	–	$3,206,899

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Market Neutral Strategy – Global
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$1,722,434		$2,793,031		$	– 0	–	$4,515,465
Consumer Discretionary	2,149,450		2,178,522			– 0	–	4,327,972
Consumer Staples	2,267,267		1,708,498			– 0	–	3,975,765
Financials	1,251,730		2,652,381			– 0	–	3,904,111
Information Technology	2,242,976		1,078,528			– 0	–	3,321,504
Energy	1,235,321		1,441,516			– 0	–	2,676,837
Health Care	1,333,662		1,132,788			– 0	–	2,466,450
Materials	926,867		1,133,368			– 0	–	2,060,235
Telecommunication Services	332,670		624,769			– 0	–	957,439
Utilities	414,282		447,401			– 0	–	861,683
Options Purchased – Calls	– 0	–	99,200			– 0	–	99,200
Short-Term Investments	1,865,754		– 0	–		– 0	–	1,865,754
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,468,929		– 0	–		– 0	–	1,468,929

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	57

Notes to Financial Statements

Market Neutral Strategy – Global
Investments in Securities:	Level 1		Level 2	Level 3			Total
Liabilities:
Common Stocks:
Industrials	$(1,869,149)		$(2,789,740)	$	– 0	–	$(4,658,889)
Consumer Discretionary	(2,168,757)		(2,281,886)		– 0	–	(4,450,643)
Financials	(1,296,267)		(2,522,036)		– 0	–	(3,818,303)
Consumer Staples	(2,013,770)		(1,309,192)		– 0	–	(3,322,962)
Information Technology	(1,774,528)		(635,686)		– 0	–	(2,410,214)
Materials	(779,955)		(1,445,076)		– 0	–	(2,225,031)
Health Care	(1,082,657)		(834,203)		– 0	–	(1,916,860)
Energy	(972,035)		(754,192)		– 0	–	(1,726,227)
Telecommunication Services	(516,934)		(537,036)		– 0	–	(1,053,970)
Utilities	(394,187)		(480,564)		– 0	–	(874,751)
Investment Companies	– 0	–	(267,665)		– 0	–	(267,665)

Total Investments in Securities	4,343,103		1,432,726 +		– 0	–	5,775,829
Other Financial Instruments*:
Assets:
Total Return Swap Contracts	– 0	–	982		– 0	–	982
Liabilities:
Total Return Swap Contracts	– 0	–	(1,372)		– 0	–	(1,372)

Total	$4,343,103		$1,432,336	$	– 0	–	$5,775,439

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A. 1.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and

58	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	59

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $177,441 and $174,913 have been deferred for Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively, and were amortized on a straight line basis over a one year period starting from August 3, 2010.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Strategy pays the Adviser an advisory fee at an annual rate of 1.25% of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Strategy	Class A	Class C	Advisor Class	Class R	Class K	Class I
U.S.	1.55%	2.25%	1.25%	1.75%	1.50%	1.25%
Global	1.60%	2.30%	1.30%	1.80%	1.55%	1.30%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by each Strategy until August 2, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before August 2, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2012. For the six months ended January 31, 2012, such reimbursement amounted to $147,012 and $151,890 for Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively. For the period from inception through January 31, 2012, such reimbursement amounting to $616,535 and $657,337, respectfully, are subject to repayment, not to exceed the amount of offering expenses.

During the six months ended January 31, 2012, the Adviser reimbursed the Market Neutral Strategy – Global $1,115 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to each Strategy by the Adviser. For the six months ended January 31, 2012, such fees amounted to $32,463 and $31,208 for Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively.

Each Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Strategy. ABIS may make payments to intermediaries that provide omnibus

60	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $7,542 for Market Neutral Strategy – U.S. and $10,474 for Market Neutral Strategy – Global for the six months ended January 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for each Strategy, for the six months ended January 31, 2012 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A			Class C
U.S.	$57	$	– 0	–	$	– 0	–
Global	37		– 0	–		174

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2012 is as follows:

Strategy	Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
U.S.	$43	$8,841	$6,944	$1,940	$1
Global	433	29,309	27,876	1,866	1

Brokerage commissions paid on investment transactions for the six months ended January 31, 2012 amounted to $14,661 and $75,671 for the Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively, of which $50 and $0; and $100 and $165; were paid by the Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	61

Notes to Financial Statements

net assets attributable to Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategies’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy as follows:

Strategy	Class C	Class R	Class K
U.S.	$4,068	$673	$709
Global	8,585	677	713

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2012, were as follows:

Strategy	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
U.S.	$9,645,911	$2,726,253	$8,692,800	$2,616,631
Global	44,616,464	18,337,251	44,889,191	21,226,901

During the six months ended January 31, 2012, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Strategy	Appreciation on Investments	Depreciation on Investments
U.S.	$500,081	$(70,294)	$429,787	$(397,916	)(a)	$31,871
Global	1,655,276	(593,522)	1,061,754	(1,061,464	)(b)	290

(a)	Gross unrealized appreciation was $36,599 and gross unrealized depreciation was $(434,515), resulting in net unrealized depreciation of $(397,916).

62	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

(b)	Gross unrealized appreciation was $428,347 and gross unrealized depreciation was $(1,489,811), resulting in net unrealized depreciation of $(1,061,464).

1. Derivative Financial Instruments

The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategies may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategies records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	63

Notes to Financial Statements

During the six months ended January 31, 2012, AllianceBernstein Market Neutral Strategy – Global held futures contracts for hedging and non-hedging purposes. AllianceBernstein Market Neutral Strategy – U.S. did not hold futures contracts.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategies. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the six months ended January 31, 2012, AllianceBernstein Market Neutral Strategy – Global held forward currency exchange contracts for hedging purposes. AllianceBernstein Market Neutral Strategy – U.S. did not hold forward currency exchange contracts.

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

64	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the six months ended January 31, 2012, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held purchased options for hedging and non-hedging purposes.

During the six months ended January 31, 2012, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held written options for hedging and non-hedging purposes.

For the six months ended January 31, 2012, the Strategies had the following transactions in written options:

Market Neutral Strategy – U.S.	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/11	– 0	–	$	– 0	–
Options written	380			27,037
Options expired	(35)			(279)
Options bought back	(345)			(26,758)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 1/31/12	– 0	–	$	– 0	–

Market Neutral Strategy – Global	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/11	– 0	–	$	– 0	–
Options written	877			88,534
Options expired	(32)			(1,481)
Options bought back	(845)			(87,053)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 1/31/12	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	65

Notes to Financial Statements

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Strategy may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index

66	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the six months ended January 31, 2012, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Strategy may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended January 31, 2012, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held variance swaps for hedging and non-hedging purposes.

Documentation governing the Strategies’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of January 31, 2012, the Market Neutral Strategy – U.S. and Market Neutral Strategy – Global had total return swap contracts in liability positions with contingent features of $3,869 and $1,372, respectively.

At January 31, 2012, the Strategies had entered into the following derivatives:

Market Neutral Strategy – U.S.	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$10,300

Equity contracts	Unrealized appreciation on total return swap contracts	2,639	Unrealized depreciation on total return swap contracts	$3,869

Total		$12,939		$3,869

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	67

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$896	$(27,105)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,689	– 0	–

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(15,109)	(3,277)

Total		$(10,524)	$(30,382)

For the six months ended January 31, 2012, the average monthly cost of purchased options contracts was $34,346 and the average monthly notional amount of total return swap contracts was $512,356.

Market Neutral Strategy – Global	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$99,200

Equity contracts	Unrealized appreciation on total return swap contracts	982	Unrealized depreciation on total return swap contracts	$1,372

Total		$100,182		$1,372

68	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(6,531)	$	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(21,168)		(174,912)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(5,577)		– 0	–

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	47,130		(1,762)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	7,376		(1,683)

Total		$21,230		$(178,357)

For the six months ended, the average monthly cost of purchased options contracts was $180,733 and the average monthly notional amount of total return swaps was $114,551. For three months of the period, the average monthly principal amount of foreign currency exchange contracts was $53,408 and the average monthly original value of futures contracts was $249,830.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	69

Notes to Financial Statements

or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategies may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market price at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Strategy may enter into securities lending transactions. Under the Strategy’s securities lending program, all securities loans will be collateralized continually by cash. The Strategy will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Strategy in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Strategy to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Strategy in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral

70	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Strategy, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2012, the Market Neutral Strategy – U.S. and the Market Neutral Strategy – Global had securities on loan with a value of $176,850 and $1,157,577, respectively, and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $225,175 and $1,468,929, respectively. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Market Neutral Strategy – U.S. earned securities lending income of $375 and $42 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2012; these amounts are reflected in the statement of operations. The Market Neutral Strategy – Global earned securities lending income of $2,403 and $242 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2012; these amounts are also reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Strategies’ transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2012 is as follows:

Strategy	Market Value July 31, 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
U.S.	$	– 0	–	$515	$290	$225	$	– 0	–*
Global		– 0	–	2,787	1,318	1,469		– 0	–*

*	Amount is less than $500.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	71

Notes to Financial Statements

NOTE F

Capital Stock

With respect to share classes currently offered, the Company has allocated 18,000,000,000 of authorized shares to the Market Neutral – U.S. Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares and 18,000,000,000 of authorized shares to the Market Neutral – Global Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares. Transactions in capital shares for each class were as follows:

	Market Neutral Strategy — U.S.
	Shares				Amount
	Six Months Ended January 31, 2012 (unaudited)		August 3, 2010(a) to July 31, 2011		Six Months Ended January 31, 2012 (unaudited)			August 3, 2010(a) to July 31, 2011

Class A
Shares sold	699,757		5,911			$7,196,668		$58,189

Shares issued in reinvestment of dividends and distributions	399		– 0	–		4,089		– 0	–

Shares redeemed	(27,292)		(859)			(281,591)		(8,396)

Net increase	672,864		5,052			$6,919,166		$49,793

Class C
Shares sold	21,377		2,210			$217,196		$21,939

Shares issued in reinvestment of distributions	12		– 0	–		116		– 0	–

Shares redeemed	– 0	–	(3)			– 0	–	(25)

Net increase	21,389		2,207			$217,312		$21,914

Advisor Class
Shares sold	251,849		1,000			$2,611,679		$10,002

Shares issued in reinvestment of distributions	21		– 0	–		215		– 0	–

Shares redeemed	(100,329)		– 0	–		(1,034,077)		– 0	–

Net increase	151,541		1,000			$1,577,817		$10,002

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	– 0	–	195,000		$	– 0	–	$1,950,002

Net increase	– 0	–	195,000		$	– 0	–	$1,950,002

72	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

	Market Neutral Strategy — Global
	Shares				Amount
	Six Months Ended January 31, 2012 (unaudited)		August 3, 2010(a) to July 31, 2011		Six Months Ended January 31, 2012 (unaudited)			August 3, 2010(a) to July 31, 2011

Class A
Shares sold	21,094		14,920			$218,841		$150,981

Shares issued in reinvestment of distributions	125		– 0	–		1,280		– 0	–

Shares redeemed	(1,736)		– 0	–		(18,155)		– 0	–

Net increase	19,483		14,920			$201,966		$150,981

Class C
Shares sold	27,092		10,554			$281,123		$107,743

Shares issued in reinvestment of distributions	126		– 0	–		1,286		– 0	–

Shares redeemed	(1,863)		(9,554)			(19,122)		(96,786)

Net increase	25,355		1,000			$263,287		$10,957

Advisor Class
Shares sold	181,373		12,049			$1,898,388		$123,996

Shares issued in reinvestment of distributions	680		– 0	–		7,016		– 0	–

Shares redeemed	(17,317)		(2,603)			(179,301)		(26,810)

Net increase	164,736		9,446			$1,726,103		$97,186

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	2,180,095		195,000			$23,000,000		$1,950,002

Net increase	2,180,095		195,000			$23,000,000		$1,950,002

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Strategies

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	73

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategy. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy.) In contrast, the risk of loss from a long position is limited to the Strategy’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Strategy’s NAV or greater losses for the Strategy.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended January 31, 2012.

74	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Market Neutral Strategy – U.S.
Accumulated capital and other losses	$(47,394	)(a)
Unrealized appreciation/(depreciation)	82,445	(b)

Total accumulated earnings/(deficit)	$35,051	(c)

(a)	On July 31, 2011, the Strategy had a net capital loss carryforward of $47,394 which expires in the year 2019.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

	Market Neutral Strategy – Global
Undistributed capital gain	$45
Unrealized appreciation/(depreciation)	119,574	(a)

Total accumulated earnings/(deficit)	$119,619	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of Passive Foreign Investment Companies (PFICs), and the tax treatment of derivatives.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to unsettled short sales and the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	75

Notes to Financial Statements

measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

76	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class A
	Six Months Ended January 31, 2012 (unaudited)		August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.07		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)		(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.26		.17

Net increase in net asset value from operations	.19		.07

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.01)		– 0	–

Net asset value, end of period	$ 10.25		$ 10.07

Total Return
Total investment return based on net asset value(e)	1.88%		.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,952		$51
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.65%		2.87	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.55%		1.55	%(g)
Expenses, before waivers/reimbursements(f)	9.05%		59.34	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	7.96%		58.02	%(g)
Net investment loss(c)(f)	(1.40)%		(1.12	)%(g)
Portfolio turnover rate (excluding securities sold short)	67%		172%
Portfolio turnover rate (including securities sold short)	149%		216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class C
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.01	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	.26	.17

Net increase in net asset value from operations	.16	.01

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Net asset value, end of period	$ 10.16	$ 10.01

Total Return
Total investment return based on net asset value(e)	1.57%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$240	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.49%	3.62	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	2.25%	2.25	%(g)
Expenses, before waivers/reimbursements(f)	13.09%	57.90	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	11.84%	56.53	%(g)
Net investment loss(c)(f)	(2.05)%	(1.71	)%(g)
Portfolio turnover rate (excluding securities sold short)	67%	172%
Portfolio turnover rate (including securities sold short)	149%	216%

See footnote summary on page 88.

78	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Advisor Class
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.10	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.28	.17

Net increase in net asset value from operations	.23	.10

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Net asset value, end of period	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(e)	2.25%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,574	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.46%	2.60	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.25%	1.25	%(g)
Expenses, before waivers/reimbursements(f)	10.59%	56.90	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	9.38%	55.54	%(g)
Net investment loss(c)(f)	(1.20)%	(.74	)%(g)
Portfolio turnover rate (excluding securities sold short)	67%	172%
Portfolio turnover rate (including securities sold short)	149%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class R
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.05	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.28	.17

Net increase in net asset value from operations	.20	.05

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Net asset value, end of period	$ 10.24	$ 10.05

Total Return
Total investment return based on net asset value(e)	1.96%	.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.25%	3.10	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.75%	1.75	%(g)
Expenses, before waivers/reimbursements(f)	12.00%	29.74	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	10.50%	28.39	%(g)
Net investment loss(c)(f)	(1.58)%	(1.24	)%(g)
Portfolio turnover rate (excluding securities sold short)	67%	172%
Portfolio turnover rate (including securities sold short)	149%	216%

See footnote summary on page 88.

80	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class K
	Six Months Ended January 31, 2012 (unaudited)		August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.08		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)		(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.28		.18

Net increase in net asset value from operations	.21		.08

Less: Distributions
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Net asset value, end of period	$ 10.28		$ 10.08

Total Return
Total investment return based on net asset value(e)	2.06%		.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.01%		2.85	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.50%		1.50	%(g)
Expenses, before waivers/reimbursements(f)	11.75%		29.47	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	10.24%		28.11	%(g)
Net investment loss(c)(f)	(1.34)%		(.99	)%(g)
Portfolio turnover rate (excluding securities sold short)	67%		172%
Portfolio turnover rate (including securities sold short)	14	9%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class I
	Six Months Ended January 31, 2012 (unaudited)		August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.10		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)		(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.28		.17

Net increase in net asset value from operations	.22		.10

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.01)		– 0	–

Net asset value, end of period	$ 10.31		$ 10.10

Total Return
Total investment return based on net asset value(e)	2.21%		1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,010		$1,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.76%		2.60	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.25%		1.25	%(g)
Expenses, before waivers/reimbursements(f)	11.48%		29.19	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	9.97%		27.84	%(g)
Net investment loss(c)(f)	(1.09)%		(.74	) %(g)
Portfolio turnover rate (excluding securities sold short)	67%		172%
Portfolio turnover rate (including securities sold short)	149%		216%

See footnote summary on page 88.

82	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class A
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.47	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.13)	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.63
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.23)	.47

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.19	$ 10.47

Total Return
Total investment return based on net asset value(e)	(2.19)%	4.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$351	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.57%	4.52	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.60%	1.60	%(g)
Expenses, before waivers/reimbursements(f)	10.90%	42.88	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	7.93%	39.96	%(g)
Net investment loss(c)(f)	(2.48)%	(1.76	)%(g)
Portfolio turnover rate (excluding securities sold short)	104%	189%
Portfolio turnover rate (including securities sold short)	188%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class C
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.39	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.17)	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.73
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.26)	.39

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.08	$ 10.39

Total Return
Total investment return based on net asset value(e)	(2.50)%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$266	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	5.30%	5.45	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	2.30%	2.30	%(g)
Expenses, before waivers/reimbursements(f)	9.70%	43.85	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	6.70%	40.70	%(g)
Net investment loss(c)(f)	(3.24)%	(3.49	)%(g)
Portfolio turnover rate (excluding securities sold short)	104%	189%
Portfolio turnover rate (including securities sold short)	188%	240%

See footnote summary on page 88.

84	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Advisor Class
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.63
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.22)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.23	$ 10.50

Total Return
Total investment return based on net asset value(e)	(2.09)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,783	$99
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.37%	4.18	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.30%	1.30	%(g)
Expenses, before waivers/reimbursements(f)	8.98%	41.00	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	5.91%	38.12	%(g)
Net investment loss(c)(f)	(2.32)%	(1.40	)%(g)
Portfolio turnover rate (excluding securities sold short)	104%	189%
Portfolio turnover rate (including securities sold short)	188%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	85

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class R
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.45	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)	(.20)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.65
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.24)	.45

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.16	$ 10.45

Total Return
Total investment return based on net asset value(e)	(2.29)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.78%	4.63	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.80%	1.80	%(g)
Expenses, before waivers/reimbursements(f)	10.37%	31.18	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	7.39%	28.36	%(g)
Net investment loss(c)(f)	(2.60)%	(2.02	)%(g)
Portfolio turnover rate (excluding securities sold short)	104%	189%
Portfolio turnover rate (including securities sold short)	188%	240%

See footnote summary on page 88.

86	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class K
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.66
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.23)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.20	$ 10.48

Total Return
Total investment return based on net asset value(e)	(2.19)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.54%	4.38	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.55%	1.55	%(g)
Expenses, before waivers/reimbursements(f)	10.11%	30.92	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	7.12%	28.09	%(g)
Net investment loss(c)(f)	(2.35)%	(1.77	)%(g)
Portfolio turnover rate (excluding securities sold short)	104%	189%
Portfolio turnover rate (including securities sold short)	188%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	87

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class I
	Six Months Ended January 31, 2012 (unaudited)	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.65
Contributions from Adviser	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.21)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	(.05)	– 0	–

Net asset value, end of period	$ 10.24	$ 10.50

Total Return
Total investment return based on net asset value(e)	(1.99)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,316	$2,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.27%	4.13	%(g)
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.30%	1.30	%(g)
Expenses, before waivers/reimbursements(f)	6.27%	30.66	%(g)
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	3.31%	27.83	%(g)
Net investment loss(c)(f)	(2.36)%	(1.52	)%(g)
Portfolio turnover rate (excluding securities sold short)	104%	189%
Portfolio turnover rate (including securities sold short)	188%	240%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Yun Chen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategies’ portfolios are made by the Adviser’s Market Neutral Investment Team. Mr. Yun Chen and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Strategies’ portfolios.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	89

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Market Neutral Strategies-U.S. (“U.S. Market Neutral Portfolio”) and Market Neutral Strategies – Global (“Global Market Neutral Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).2

The investment objective of both U.S. Market Neutral Portfolio and Global Market Neutral Portfolio is long-term growth of capital, independent of stock market direction. Both Portfolios intend to pursue the same investment strategies and philosophy, the difference between them being that U.S. Market Neutral Portfolio will focus on domestic issuers; Global Market Neutral Portfolio will invest worldwide. Both Portfolios will take both long and short positions in common stock and other equity related securities. Both Portfolios will also be able to invest in derivatives and buy and short shares issued by exchange traded funds (“ETFs”). In the simplest terms, the Portfolios will buy securities that the Adviser believes are undervalued and sell short securities that the Adviser believes are overvalued. To remain market neutral, the Portfolios expect to maintain roughly equal long and short positions within sleeves and geographic location, translated into U.S. dollar terms for Global Market Neutral Portfolio. Over a full business cycle, the Adviser expects that the Portfolio will experience a volatility similar to that of longer duration bonds (roughly 7-9%), rather than equities (15-17%). The trade-off is the Portfolio will not target equity-like returns, but rather will seek to provide a return premium over short-term fixed income investments. The Adviser views funds of this type as “satellite” or “alternative” offerings, designed to complement rather than replace an investor’s core holdings.

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in

1	It should be noted that the Senior Officer’s fee evaluation was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.”

90	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
U.S. Market Neutral Portfolio	1.25% of Average Daily Net Assets
Global Market Neutral Portfolio	1.25% of Average Daily Net Assets

As shown above, the advisory fee schedules of the Portfolios have no breakpoints unlike the Specialty Category, in which the Portfolios would have been categorized had the Adviser proposed to implement the NYAG related fee schedule.3,4

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

3	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the Specialty Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

4	The Adviser believes that the complexity involved in managing equity market neutral strategies warrants a higher fee than is typically charged to traditional long-only equity funds. The Adviser also proposed that the Directors address the lack of breakpoints in the Portfolios’ proposed advisory fee schedule in the future once the Portfolios have been in operation for some time.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	91

The Adviser proposed to set expense caps, set forth below, for its initial period ending July 31, 2011. The Expense Limitation Undertaking will terminate three years after the Portfolios commence operations. During the period between the initial period and the termination of the agreement, the Adviser may be able to recoup all or a portion of the each Portfolio’s offering expenses,5 which will be paid initially by the Adviser. If at any time, after the expiration of the initial period, a Portfolio’s expenses fall below the expense cap, the Adviser will be able to recoup offering costs previously paid by it to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement, three years following the commencement of operations. Either the Adviser or a Portfolio may terminate the agreement on sixty days’ notice. The Adviser is to be reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolios.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
U.S. Market Neutral Portfolio	Advisor Class A Class C Class R Class K Class I	1.25% 1.55% 2.25% 1.75% 1.50% 1.25%	1.85% 2.15% 2.85% 2.35% 2.10% 1.85%	July 31

Global Market Neutral Portfolio	Advisor Class A Class C Class R Class K Class I	1.30% 1.60% 2.30% 1.80% 1.55% 1.30%	2.42% 2.22% 2.92% 2.42% 2.17% 1.92%	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolios that is not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the

5	Offering expenses consist principally of the legal, accounting and federal and state securities registration fees paid by the Portfolios, and are expected to aggregate approximately $175,000 for each Portfolio.

6	Estimates of the Portfolios’ gross expense ratio are based on each Portfolio’s net asset level of $100 million.

92	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses will be reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.7 However, with respect to the Portfolios, the Adviser has represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as the Portfolios.

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	93

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolios’ ranking with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Portfolios.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Funds contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Funds, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Funds had the lowest effective fee rate in the Lipper peer group.

94	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.11 An EG will typically consist of seven to twenty funds.12

Portfolio	Contractual Management Fee (%)[13]	Lipper Expense Group Median (%)	Rank
U.S. Market Neutral Portfolio[14]	1.250	1.344	2/7
Global Market Neutral Portfolio[14]	1.250	1.344	2/7

Lipper also compared the Portfolios’ total expense ratios in comparison to the Funds’ EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolios.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Market Neutral Portfolio[14]	1.550	1.653	2/8	1.575	6/12
Global Market Neutral Portfolio[14]	1.600	1.653	3/8	1.575	7/12

Based on this analysis the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12

Due to the limited size of the equity market neutral universe, at the request of the Senior Officer and the Adviser, Lipper permitted the inclusion into those Portfolios’ EG a fund with an all-inclusive fee structure[2] and a fund managed by the investment adviser of another fund already in the EG but with a different advisory fee structure. Under normal circumstances, with respect to the construction of an EG, Lipper would exclude funds with an all-inclusive fee structure or a second fund managed by the same investment adviser of another fund already in the EG.

13	The contractual management fee does not reflect any expense reimbursements made by any of the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

14	The Portfolio’s estimated contractual management fee and total expense ratio are based on an initial net asset estimate of the Portfolio’s net assets at $100 million.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Portfolios’ Class A shares.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	95

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios has not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates will have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Portfolios’ principal underwriter. ABI and the Adviser will disclose in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

96	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

The Portfolios may effect brokerage transactions in the future through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	97

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services to the Funds.

Since the Portfolios have not yet commenced operations, the Portfolios have no performance history.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedules of the Portfolios, which lack potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

98	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	99

AllianceBernstein Family of Funds

NOTES

100	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MNS-0152-0112

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 22, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 22, 2012